UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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First Busey Corporation
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FIRST BUSEY CORPORATION

April 19, 2010

Dear Stockholders:

        We cordially invite you to attend the 2010 Annual Meeting of Stockholders of First Busey Corporation. The annual meeting will be held at 6:30 p.m., central time, on May 19, 2010, at 100 W. University Avenue, Champaign, Illinois 61820.

        The formal items of business to be considered at the meeting include the election of ten directors for one-year terms expiring in 2011, an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares, the approval of the First Busey Corporation 2010 Equity Incentive Plan, the approval of the First Busey Corporation Employee Stock Purchase Plan and the approval of a nonbinding, advisory proposal on the compensation of our named executive officers.

        We have enclosed a copy of our Annual Report on Form 10-K for the year ended December 31, 2009, for your review. At the meeting, we will review our performance in 2009 and update you on how we are dealing with the challenging economic environment and our strategic plan as we move forward.

        We hope that you will be able to attend the annual meeting. Whether or not you plan to attend, please review the attached proxy statement and return your proxy to us in the enclosed envelope.

        We look forward to seeing you at the meeting.

Sincerely yours,

Gregory B. Lykins Chairman of the Board	Van A. Dukeman President and Chief Executive Officer

FIRST BUSEY CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 19, 2010

To the Stockholders of
First Busey Corporation:

        The 2010 Annual Meeting of Stockholders of First Busey Corporation, a Nevada corporation, will be held at 6:30 p.m., central time, on May 19, 2010, at 100 W. University Avenue, Champaign, Illinois 61820. The 2010 Annual Meeting is being held for the following purposes:

  1.
  to elect ten directors to hold office until the 2011 Annual Meeting of Stockholders or until their successors are elected and have qualified;

  2.
  to approve an amendment to our Articles of Incorporation increasing the number of authorized shares of common stock from 100,000,000 to 200,000,000;

  3.
  to approve the First Busey Corporation 2010 Equity Incentive Plan;

  4.
  to approve the First Busey Corporation Employee Stock Purchase Plan;

  5.
  to approve a non-binding, advisory proposal on the compensation of our named executive officers, as described in the accompanying proxy statement; and

  6.
  to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

        Only stockholders of record at the close of business on March 26, 2010, are entitled to notice of, and to vote at, the 2010 Annual Meeting or any postponement or adjournment thereof. Even if you plan to attend the 2010 Annual Meeting in person, please sign, date and return your proxy.

By Order of the Board of Directors

Gregory B. Lykins Chairman of the Board	Van A. Dukeman President and Chief Executive Officer

Champaign, Illinois
April 19, 2010

Please note that there is no return envelope for the proxy card and that you should follow the mailing instructions set forth on the enclosed proxy card.

FIRST BUSEY CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
MAY 19, 2010

        This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of First Busey Corporation for use at the 2010 Annual Meeting of Stockholders. The Board has fixed the close of business on March 26, 2010, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, First Busey had 66,360,892 shares of common stock, par value $.001 per share, outstanding and entitled to vote.

        First Busey's Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2009, accompanies this proxy statement. The approximate date on which the proxy statement and the accompanying proxy are first being sent to stockholders is on or about April 19, 2010.

QUESTIONS AND ANSWERS

        The following information regarding the meeting and the voting process is presented in a question and answer format. As used in this proxy statement, the terms "First Busey," "the Company," "we," "our," and "us" all refer to First Busey Corporation and its subsidiaries. The term "Busey Bank" and "the Bank" refer to the Company's wholly-owned banking subsidiary, Busey Bank, Champaign, Illinois.

Why am I receiving this proxy statement and accompanying proxy card?

        You are receiving a proxy statement and proxy card from us because on March 26, 2010, you owned shares of First Busey common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the 2010 Annual Meeting. It also gives you information concerning the matters to assist you in making an informed decision.

        When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

        If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

        You are being asked to vote on: (i) the election of ten directors of First Busey for a term of one year expiring in 2011; (ii) an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares; (iii) the approval of the First Busey Corporation 2010 Equity Incentive Plan; (iv) the approval of the First Busey Corporation Employee Stock Purchase Plan; and (v) a nonbinding advisory proposal on the compensation of our named executive officers, as described in the accompanying proxy statement. These matters are more fully described in this proxy statement.

If I am the record holder of my shares, how do I vote?

        You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it pursuant to the instructions on the proxy card. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

        If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy card will be voted "FOR" all nominees for director named in this proxy statement, "FOR" the approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares, "FOR" the approval of the First Busey Corporation 2010 Equity Incentive Plan, "FOR" the approval of the First Busey Corporation Employee Stock Purchase Plan and "FOR" the nonbinding advisory proposal on the compensation of our named executive officers.

        If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change. Please note that, if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a "legal proxy" from your broker in order to vote in person at the meeting.

If I hold shares in the name of a broker or fiduciary, who votes my shares?

        If you received this proxy statement from your broker or a trustee or other fiduciary who may hold your shares, your broker or fiduciary should have given you instructions for directing how they should vote your shares. It will then be their responsibility to vote your shares for you in the manner you direct. As discussed above, if you want to vote in person at the meeting, you will need to arrange to obtain a "legal proxy" from your broker or fiduciary in order to vote in person at the meeting.

        Under the rules of various national and regional securities exchanges, brokers and other fiduciaries that hold securities on behalf of beneficial owners generally may vote on routine matters even if they have not received voting instructions from the beneficial owners for whom they hold securities, but are not permitted to vote on non-routine matters unless they have received such voting instructions. Prior to January 1, 2010, the election of directors generally was considered to be a routine matter on which brokers could exercise their discretion to vote shares held on behalf of a beneficial owner even if they had not received voting instructions from their customer. However, under recent New York Stock Exchange rule changes (which apply to all brokers who are a member of the New York Stock Exchange, regardless of whether the issuer's shares are listed on the New York Stock Exchange), brokers are no longer permitted to vote on the election of directors in the absence of voting instructions from their customer. Similarly, the other proposals to be considered at the meeting—the amendment of our Articles of Incorporation, the approval of the First Busey Corporation 2010 Equity Incentive Plan, the approval of the First Busey Corporation Employee Stock Purchase Plan, and the nonbinding advisory proposal on the compensation of our named executive officers—are considered to be non-routine matters. Thus, if you do not provide instructions to your broker as to how it should vote the shares beneficially owned by you, your broker generally will not be permitted to vote on the election of directors or any of the other proposals to be considered at the meeting.

        We therefore encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures.

What does it mean if I receive more than one proxy card?

        It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

What if I change my mind after I return my proxy card?

        If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

  •
  signing another proxy with a later date and returning that proxy to:

    First Busey Corporation
    Attn: Mary E. Lakey
    100 W. University Avenue
    Champaign, Illinois 61820

  •
  sending notice to us that you are revoking your proxy; or

  •
  voting in person at the meeting (attendance at the meeting will not in and of itself constitute the revocation of a proxy).

        If you hold your shares in the name of a broker or fiduciary and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many votes do we need to hold the annual meeting?

        A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business. Shares are counted as present at the meeting if the stockholder either:

  •
  is present and votes in person at the meeting; or

  •
  has properly submitted a signed proxy card or other form of proxy.

        On March 26, 2010, the record date for the annual meeting, there were 66,360,892 shares of common stock issued and outstanding. Therefore, at least 33,180,447 shares need to be present at the annual meeting.

What happens if a nominee is unable to stand for re-election?

        The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. You cannot vote for more than ten nominees. The board has no reason to believe any nominee will be unable to stand for re-election.

What options do I have in voting on each of the proposals?

        You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" with respect to the approval of the amendment to our Articles of Incorporation, the approval of the First Busey Corporation 2010 Equity Incentive Plan, the approval of the First Busey Corporation Employee Stock Purchase Plan, the nonbinding advisory proposal on the compensation of our named executive officers and on any other proposal that may properly be brought before the meeting. Abstentions will be considered in determining the presence of a quorum but will not affect the vote required for any matter at the meeting.

How many votes may I cast?

        Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for each proposal?

        The directors are elected by a plurality and the ten individuals receiving the highest number of votes cast "for" their election will be elected as directors of First Busey. A "withhold authority" vote will have the same effect as a vote against the election of a particular director.

        The amendment to our Articles of Incorporation that increases the number of authorized shares of our common stock requires the affirmative vote of a majority of our outstanding shares entitled to vote at the annual meeting.

        A majority of votes cast at the meeting will approve: (i) the First Busey Corporation 2010 Equity Incentive Plan; (ii) the First Busey Corporation Employee Stock Purchase Plan; (iii) the compensation arrangements of our named executive officers; and (iv) all other matters that arise at the annual meeting. Please note, however, because the vote on the compensation arrangements of our named executive officers is advisory, it will not be binding upon our board of directors or its Executive Management Compensation and Succession Committee.

Where do I find the voting results of the meeting?

        If available, we will announce voting results at the meeting. The voting results also will be disclosed in a Form 8-K that we will file within four business days after the meeting.

Who bears the cost of soliciting proxies?

        We will bear the cost of soliciting proxies. In addition to solicitations by mail, our officers, directors or employees may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 19, 2010.

        Full copies of the proxy statement, the proxy card and other materials for the 2010 Annual Meeting are available on the internet through our website at www.busey.com by clicking on "Investor Relations" or by going directly to www.snl.com/irweblinkx/corporateprofile.aspx?iid=100703. Stockholders will receive a full set of these materials through the mail from us or from your broker.

        For directions to attend the annual meeting in person, please call our main office at (217) 365-4516.

PROPOSAL 1: ELECTION OF DIRECTORS

        The ten nominees named below have been nominated by the Nominating and Corporate Governance Committee of the board of directors of First Busey for election as directors for a term of one year or until their successors have been duly elected and are qualified.

        It is intended that the proxies received in response to this solicitation will be voted for the election of the ten persons so nominated, unless otherwise specified. If, for any reason, any nominee becomes unavailable for election or declines to serve, persons named in the proxy may exercise discretionary authority to vote for a substitute proposed by the board. No circumstances are presently known which would render a nominee named herein unavailable.

        Set forth below under "Nominees" is certain biographical information concerning each nominee for director, including principal occupation and age as of March 26, 2010, the record date for the annual meeting. Unless otherwise noted, nominees for director have been employed in their principal occupation with the same organization for at least the last five years.

Required Stockholder Vote for Election of Directors

        The directors are elected by a plurality and the ten individuals receiving the highest number of votes cast "for" their election will be elected as directors of First Busey.

Board Recommendation

        The board of directors recommends that you vote "FOR" each of the nominees listed below.

Nominees

Name (Age)	Director Since(1)	Positions with First Busey and Principal Occupation for the Past Five Years
Joseph M. Ambrose (52)	1993	Mr. Ambrose is President and Chief Executive Officer of Horizon Hobby, Inc., Champaign, Illinois, and has been since July 2008. Mr. Ambrose has been affiliated with Horizon Hobby since November 2005, when he joined the company as Executive Vice President and Chief Operating Officer. Previously, Mr. Ambrose was a partner with Costigan & Wollrab, P.C., Bloomington, Illinois, from April 2004 until December 1, 2005. Mr. Ambrose was with Ambrose Law Offices, Ltd. from June 2003 until April 2004. Mr. Ambrose is considered "independent" under the rules of Nasdaq.
David J. Downey (68)	1992
		Mr. Downey has served as the President of The Downey Group, Inc., an estate planning, wealth transfer and executive compensation organization, since 1963. Mr. Downey is considered "independent" under the rules of Nasdaq.
Van A. Dukeman (51)	1994
		Mr. Dukeman is the President and Chief Executive Officer of First Busey, as well as the Chairman of Busey Bank. Mr. Dukeman served as the President and Chief Executive Officer of Main Street Trust, Inc. from 2004 to 2007 prior to its merger in 2007 with First Busey.

Name (Age)	Director Since(1)	Positions with First Busey and Principal Occupation for the Past Five Years
David L. Ikenberry (49)	2004	Dr. Ikenberry is a Professor of Finance at the University of Illinois at Urbana-Champaign. He has served as Associate Dean for Executive Programs since 2006 and served as Chair of the Department of Finance from 2002-2008 for the University. Dr. Ikenberry is considered "independent" under the rules of Nasdaq.
E. Phillips Knox (63)	1980	Mr. Knox is an attorney with the law firm Tummelson Bryan & Knox, LLP, Urbana, Illinois.
V. B. Leister, Jr. (64)	1996	Mr. Leister is Chairman and President of Carter's Furniture Inc., Urbana, Illinois. Mr. Leister is considered "independent" under the rules of Nasdaq.
Gregory B. Lykins (62)	1994
		Mr. Lykins is the Chairman of First Busey. Mr. Lykins also serves as a director of Busey Bank and Busey Wealth Management, Inc. Mr. Lykins served as the Chairman of Main Street Trust, Inc. from 2004 to 2007 prior to its merger in 2007 with First Busey; as a Director and Vice-Chairman of BankIllinois Financial (a predecessor of Main Street Trust) and Director of The First National Bank of Decatur (a predecessor of Main Street Trust) and FirsTech from 2001 to 2004.
August C. Meyer, Jr. (72)	1962	Mr. Meyer has served as Chairman and President of Midwest Television, Inc. since 1976. Mr. Meyer is considered "independent" under the rules of Nasdaq.
Douglas C. Mills (70)	1980
		Mr. Mills served as the Chairman of the Board, President and Chief Executive Officer of First Busey until July 31, 2007, when he resigned as President and Chief Executive Officer upon consummation of First Busey's merger with Main Street Trust, Inc. He continued serving as Chairman of First Busey until the 2009 Annual Meeting. He has been associated with Busey Bank since 1971.
George T. Shapland (79)	1994	Mr. Shapland is the President of Shapland Management Co., a real estate management company. Mr. Shapland is considered "independent" under the rules of Nasdaq.

(1)
Indicates the year first elected to the board of directors of First Busey or Main Street Trust, Inc., or Main Street Trust's predecessor, BankIllinois Financial Corp.

        All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer.

Director Qualifications

        We have established minimum criteria that we believe each director should possess to be an effective member of our board. Those criteria are discussed in more detail on page 11 of this proxy statement. The particular experience, qualifications, attributes or skills that led the board to conclude that each member is qualified to serve on the board and any committee he serves on is as follows.

        Joseph M. Ambrose.    We consider Mr. Ambrose to be a qualified candidate for service on the board, Executive Management Compensation and Succession Committee and Nominating and Corporate Governance Committee due to his business and financial expertise acquired as a senior executive officer of a prominent business in the Champaign-Urbana community.

        David J. Downey.    We consider Mr. Downey to be a qualified candidate for service on the board, Executive Management Compensation and Succession Committee and Nominating and Corporate Governance Committee due to his business and financial expertise acquired as the founder and long-time president of a prominent business in the Champaign-Urbana community. Mr. Downey's firm provides estate planning, wealth transfer and executive compensation services, which gives him specialized knowledge particularly relevant to his service on the Executive Management Compensation and Succession Committee. His specialized knowledge also is particularly relevant to First Busey's wealth management business.

        Van A. Dukeman.    We consider Mr. Dukeman to be a qualified candidate for service on the board due to his skills and experience in the financial services industry and the intimate familiarity with First Busey's operations he has acquired as its President and Chief Executive Officer and as the President and Chief Executive Officer of Main Street Trust Inc. and its predecessors prior to its merger with First Busey in 2007.

        David L. Ikenberry.    We consider Dr. Ikenberry to be a qualified candidate for service on the board, Nominating and Corporate Governance Committee and Audit Committee due to his education and financial expertise obtained through his position as a Professor of Finance at the University of Illinois at Urbana-Champaign and his management skills developed through his prior service as the Chair of the Department of Finance at the University of Illinois at Urbana-Champaign. The board has determined that qualifies as an "audit committee financial expert" under the regulations of the Securities and Exchange Commission based on his level of education and work experience.

        E. Phillips Knox.    We consider Mr. Knox to be a qualified candidate for service on the board due to his skills and expertise in legal services specific to banking organizations and his intimate knowledge of the First Busey organization due to his long-time service as a member of the board.

        V. B. Leister, Jr.    We consider Mr. Leister to be a qualified candidate for service on the board and Audit Committee due to his business and financial expertise acquired as a long-time senior executive officer of a successful small business in the Champaign-Urbana community.

        Gregory B. Lykins.    We consider Mr. Lykins to be a qualified candidate for service on the board due to his skills and experience in the financial services industry and the intimate familiarity with First Busey's operations he has acquired as its Vice Chairman and Chairman and as the Chairman of Main Street Trust, Inc. and its predecessors prior to its merger with First Busey in 2007.

        August C. Meyer, Jr.    We consider Mr. Meyer to be a qualified candidate for service on the board and Executive Management Compensation and Succession Committee due to his extensive business and financial expertise acquired through a variety of successful business ventures, including as the founder, Chairman and President of Midwest Television, Inc., a successful owner of local television stations, and because of his prominence in the Champaign-Urbana community. Mr. Meyer has been a major stockholder of First Busey and, prior to the merger of First Busey and Main Street Trust, Inc. in 2007, of Main Street Trust, Inc. and its predecessors since the 1960s.

        Douglas C. Mills.    We consider Mr. Mills to be a qualified candidate for service on the board due to his extensive expertise in the financial services industry and intimate knowledge of First Busey's business, operations, and market areas resulting from his long tenure as the Chairman, President and Chief Executive Officer of First Busey and Busey Bank since 1971, when he led an investor group that acquired a controlling interest in the Company.

        George T. Shapland.    We consider Mr. Shapland to be a qualified candidate for service on the board, Nominating and Corporate Governance Committee and Audit Committee due to his extensive business and financial expertise acquired through founding and operating a successful commercial real estate business in the Champaign-Urbana community and through other successful business ventures.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

General

        Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of First Busey, which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, which are held on a monthly basis, special meetings held from time to time and through committee membership, which is discussed below. Our directors also discuss business and other matters with our key executives and our principal external advisers, such as our legal counsel, auditors and other consultants.

        A majority of our directors are "independent," as defined by The Nasdaq Stock Market LLC, and the board has determined that the independent directors do not have other relationships with us that prevent them from making objective, independent decisions. Generally, the board undertakes an annual review of director independence. This process consists of an oral question and answer session at a board meeting at which all directors hear the responses of each director and have an opportunity to evaluate the facts presented. This independence review is further supplemented by an annual questionnaire that directors are required to complete that contains a number of questions related to independence and related party transactions, among others.

        Because Mr. Knox's law firm provides legal services for First Busey and related entities, the board does not consider him to be "independent." Additionally, because of their current or past positions as executive officers of First Busey, Messrs. Dukeman, Lykins and Mills are not considered "independent."

        Our board of directors held 19 meetings during 2009. All of the directors attended at least 75% of the board meetings and meetings of committees of which they were members. Our independent directors met two times in executive session during 2009, and we expect that they will meet at least two times in executive session during 2010. We require all our directors to attend the annual meeting and we expect all our directors will attend the 2010 Annual Meeting of Stockholders.

        The board of directors has established an Executive Management Compensation and Succession Committee, a Nominating and Corporate Governance Committee and an Audit Committee, each of which is made up solely of independent directors.

        Any stockholder who wishes to contact the full board may do so by contacting the board: (i) in writing, in care of First Busey Corporation, 100 W. University Avenue, Champaign, Illinois 61820; or (ii) electronically, through the hyperlink available at our website at www.busey.com. Communications to the full board should be directed to Mary E. Lakey, Corporate Secretary, who will then forward all appropriate comments and communications to the board, while communications to the independent directors should be directed to Mr. Leister.

Executive Management Compensation and Succession Committee

        The Executive Management Compensation and Succession Committee met 14 times in 2009. In 2009, the Executive Management Compensation and Succession Committee was comprised of Joseph M. Ambrose (Chairman), David J. Downey, David L. Ikenberry, and August C. Meyer, Jr., each of whom is an "independent" director as defined by Nasdaq listing requirements, an "outside" director pursuant to Section 162(m) of the Internal Revenue Code and a "non-employee" director under Section 16 of the Securities Exchange Act of 1934. We expect that each current member of the Executive Management Compensation and Succession Committee will serve through 2010. The Executive Management and Succession Committee Charter is available at our website at www.busey.com under "Investor Relations."

        The responsibilities of the Executive Management and Succession Committee include the approval, and recommendation to the full board, of the compensation of our Chief Executive Officer and other senior executive officers. The Executive Management Compensation and Succession Committee also reviews and analyzes existing and potential management succession issues. The committee has taken a number of actions in 2009 and 2010 to comply with the provisions of the TARP rules (as described in the "Compensation of Named Executive Officers" section of this proxy statement). The members of the committee have reviewed with the senior risk officer of First Busey the senior executive officer compensation plans and have made all reasonable efforts to ensure that these plans do not encourage the senior executive officers to take unnecessary and excessive risks that threaten the value of First Busey, they have reviewed with the senior risk officer the employee compensation plans and have made reasonable efforts to limit any unnecessary risks these plans pose to First Busey, and they have reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings to enhance the compensation of any employee.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee met four times in 2009. In 2009, the Nominating and Corporate Governance Committee was comprised of David J. Downey (Chairman), Joseph M. Ambrose, and George T. Shapland, each of whom is considered "independent" according to Nasdaq listing requirements. Responsibilities of the Nominating and Corporate Governance Committee include the nomination of individuals as members of the board, including the review of qualifications of directors to stand for re-election and the implementation and maintenance of our corporate governance procedures. The Nominating and Corporate Governance Committee Charter is available at our website at www.busey.com under "Investor Relations."

        The Nominating and Corporate Governance Committee reviews qualified candidates for directors and focuses on those who present varied, complementary backgrounds that emphasize both business experience and community standing. The Nominating and Corporate Governance Committee also believes that directors should possess the highest personal and professional ethics.

        In March 2010, the Nominating and Corporate Governance Committee met and reviewed all relevant qualifications of potential director nominees, including, at a minimum, the following:

  •
  independence from management;

  •
  relevant business experience;

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  knowledge of the communities in which we predominantly operate;

  •
  potential conflicts of interest; and

  •
  judgment, skill, integrity and reputation.

        The Nominating and Corporate Governance Committee reviews the qualifications of each potential candidate for director and identifies nominees by consensus.

        The Nominating and Corporate Governance Committee evaluates all candidates in the same way, reviewing the aforementioned factors, among others, regardless of the source of such candidate, including stockholder recommendation. Because of this, there is no separate policy with regard to consideration of candidates recommended by stockholders. The Nominating and Corporate Governance Committee did not receive any stockholder recommendations for director nominees for 2010. No third party was retained, in any capacity, to provide assistance in either identifying or evaluating potential director nominees for 2010.

Audit Committee

        The Audit Committee of the board met 12 times in 2009. In 2009, the Audit Committee was comprised of V. B. Leister, Jr. (Chairman), David L. Ikenberry and George T. Shapland, each of whom is considered "independent" according to Nasdaq listing requirements and Rule 10A-3 of the Securities Exchange Act of 1934, as required for audit committee membership. The board of directors has determined that Dr. Ikenberry qualifies as an "audit committee financial expert" under the regulations of the Securities and Exchange Commission based on his level of education and work experience, as described previously in this proxy statement. It is anticipated that the composition of the Audit Committee will remain the same throughout 2010.

        The responsibilities and functions of the Audit Committee and its activities during 2009 are described in detail under the heading "Report of the Audit Committee" in this proxy statement. The Audit Committee Charter is available at our website at www.busey.com under "Investor Relations."

        The Audit Committee has adopted procedures for the treatment of complaints or concerns regarding accounting, internal accounting controls or auditing matters. In addition, the Audit Committee reviews and approves all related party transactions, except for those lending relationships and transactions that are approved by the Bank's procedures. The Audit Committee has also implemented pre-approval policies and procedures for all audit and non-audit services. Generally, the Audit Committee requires pre-approval of any services to be provided by our auditors, McGladrey & Pullen, LLP, and tax accountants, RSM McGladrey, Inc., (an affiliate of McGladrey & Pullen, LLP) to the Company or any of our affiliates. Additionally, the Audit Committee also pre-approves other services related to Sarbanes-Oxley compliance, tax and accounting services provided by other third parties. The pre-approval procedures include the designation of such pre-approval responsibility to one individual on the Audit Committee, which is Mr. Leister.

Director Nominations and Qualifications

        In order for a stockholder nominee to be considered by the Nominating and Corporate Governance Committee to be its nominee and included in our proxy statement for the 2011 Annual Meeting, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, at 100 W. University Avenue, Champaign, Illinois 61820, no later than December 22, 2010. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee's business experience for at least the previous five years. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The Nominating and Corporate Governance Committee may request additional information in order to make a determination as to whether to nominate the person for director.

        A stockholder may otherwise nominate a director for election at an annual meeting of stockholders by delivering written notice of the nomination to our Corporate Secretary, at the above address, between February 18, 2011 and March 20, 2011. The stockholder's notice of intention to nominate a director must include: (a) for each person to be nominated: (i) the name, age and business and residence address of each nominee; (ii) the principal occupation or employment of each nominee; (iii) the class and number of shares of stock owned by the nominee on the date of the notice; and (iv) any information that would be required to be disclosed on Schedule 13D pursuant to Regulation 13D under the Securities Exchange Act of 1934, in connection with the acquisition of stock, and pursuant to Regulation 14A under the Securities Exchange Act of 1934, in connection with the solicitation of proxies with respect to nominees for election as directors, regardless of whether the person is subject to the provisions of such regulations; and (b) as to the stockholder giving notice: (i) the name and address of record of the nominating stockholder and the names and addresses of any other stockholders supporting each respective nominee; and (ii) the class and number of shares of stock owned by the nominating stockholder and any other stockholders supporting the nominees on the date of the notice. We may request additional information after receiving the notification for the purpose of determining the proposed nominee's eligibility to serve as a director. Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.

        The committee identifies nominees by first evaluating the current members of the board who are willing to continue in service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the board does not wish to continue in service or if the committee or the board decides not to re-nominate a member for re-election, the committee would identify the desired skills and experience of a new nominee in light of the criteria above.

        For the 2010 Annual Meeting, the Nominating and Corporate Governance Committee nominated for re-election to the board all ten incumbent directors. We did not receive any stockholder nominations for directorships for the 2010 Annual Meeting.

Other Stockholder Proposals

        If a stockholder intends to present a proposal at First Busey's 2011 Annual Meeting and desires that the proposal be included in First Busey's proxy statement and form of proxy for that meeting, the proposal must be in compliance with Rule 14a-8 under the Exchange Act and received at First Busey's principal executive offices not later than December 22, 2010. As to any proposal that a stockholder intends to present to stockholders without inclusion in First Busey's proxy Statement for the 2011 Annual Meeting of Stockholders, our Corporate Secretary must receive notice of such matter between February 18, 2011 and March 20, 2011. The notice must otherwise comply with our bylaws.

Board Leadership Structure

        The positions of Chairman of the Board and Chief Executive Officer are currently held by separate individuals. We believe this is the most appropriate structure for our board at this time. The Chairman provides leadership to the board and works with the board to define its structure and activities in the fulfillment of its responsibilities. The Chairman sets the board agendas with board and management input, facilitates communication among directors, works with the Chief Executive Officer to provide an appropriate information flow between management and the board and presides at meetings of the board and stockholders. With the Chairman's assumption of these duties, the Chief Executive Officer may place a greater focus on our strategic and operational activities. We also believe our board feels a greater sense of involvement and brings a wider source of perspective as a result of this structure, from which we benefit.

        Given the sound structure of the board's leadership, we do not believe there is a need for a distinct lead independent director role at this time. Consistent with Nasdaq listing requirements, the independent directors regularly have the opportunity to meet without the non-independent directors present and in 2010 there were two such sessions.

Board's Role in Risk Oversight

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including general economic risks, credit risks, regulatory risks, audit risks, reputational risks and others, such as the impact of competition. Management is responsible for the day-to-day management of risks the company faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        While the full board of directors is charged with ultimate oversight responsibility for risk management, various committees of the board and members of management also have responsibilities with respect to our risk oversight. In particular, the Audit Committee plays a large role in monitoring and assessing our financial, legal, and organizational risks, and receives regular reports from the management team's senior risk officers regarding comprehensive organizational risk as well as particular areas of concern. The board's Executive Management Compensation and Succession Committee monitors and assesses the various risks associated with compensation policies, and oversees incentives that encourage a level of risk-taking consistent with our overall strategy. Additionally, our Chief Credit Officer and loan review staff are separately responsible for overseeing our credit risk.

        We believe that establishing the right "tone at the top" and providing for full and open communication between management and our board of directors are essential for effective risk management and oversight. Our executive management meets regularly with our other senior officers to discuss strategy and risks facing the company. Senior officers attend many of the board meetings or, if not in attendance, are available to address any questions or concerns raised by the board on risk management-related and any other matters. Additionally, each of our board-level committees provides regular reports to the full board and apprises the board of our comprehensive risk profile and any areas of concern.

Code of Ethics

        We have a code of ethics in place that applies to all of our directors, officers and employees. The code sets forth the standard of ethics that we expect all of our directors, officers and employees to follow, including our Chief Executive Officer and Chief Financial Officer. The text of this code of ethics may be found under "Investor Relations" on our website at www.busey.com. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on our website.

DIRECTOR COMPENSATION

        Non-employee directors who served on the board during 2009 received a cash retainer of $20,000 and options to purchase 7,500 shares of common stock, except for Mr. Mills, Mr. Lykins, Mr. Leister and Dr. Ikenberry. Mr. Mills, who served as Chairman of the Board until the first board meeting following the 2009 Annual Meeting, received an annual retainer of $22,500 and options to purchase 7,500 shares of common stock. Mr. Lykins, who assumed the role of Chairman of the Board at the first board meeting following the 2009 Annual Meeting, received an annual retainer of $27,500 and options to purchase 7,500 shares of common stock. Mr. Leister, who served as Chairman of the Audit Committee, and Dr. Ikenberry, who served as audit committee financial expert, each received a cash retainer of $25,000 and options to purchase 7,500 shares of common stock. Mr. Shapland and Mr. Knox each received an additional $1,250 retain for each quarter that they served on the Directors Loan Committee.

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards(2) ($)	All Other Compensation ($)		Total ($)
(a)	(b)	(d)	(e)		(f)
Joseph M. Ambrose	$20,000	$15,600	—		$35,600
David J. Downey	$20,000	$15,600	—		$35,600
David L. Ikenberry	$25,000	$15,600	—		$40,600
E. Phillips Knox	$23,750	$15,600	—	(3)	$39,350
V. B. Leister, Jr.	$25,000	$15,600	—		$40,600
Gregory B. Lykins	$27,500	$15,600	$83,452	(4)	$126,552
August C. Meyer, Jr.	$20,000	$15,600	—		$35,600
Douglas C. Mills	$22,500	$15,600	$71,282	(5)	$109,382
George T. Shapland	$23,750	$15,600	—		$39,350

(1)
As our President and Chief Executive Officer, Mr. Dukeman receives no additional compensation for service on the board of directors. His compensation is included in the "Compensation of Named Executive Officers" section of this proxy statement.

(2)
The amounts set forth in the "Option Awards" column reflect the grant date fair value of option awards made during 2009 valued in accordance with FASB ASC Topic 718.

(3)
This amount excludes $123,000 of fees paid to Tummelson Bryan & Knox, LLP for legal services provided by that firm to the Company and its subsidiaries. Mr. Knox is a partner in that law firm. Such fees are not included in the above table because they were fees paid to the firm and not to Mr. Knox directly.

(4)
Mr. Lykins receives a salary payment of $50,000 for his role as Chairman of the Board and as a non-officer employee of the Company pursuant to his agreement with First Busey in addition to his board compensation. Mr. Lykins also received the following benefits in 2009: $10,386 in country club dues, $8,700 in automobile allowance and $4,366 in other benefits. First Busey also made a $10,000 contribution to the University of Illinois I Fund in the name of Mr. Lykins.

(5)
Mr. Mills received a salary of $50,000 in connection with his final year as Chairman of the Board and as non-officer employee of the Company. Mr. Mills also received the following benefits in his role as Chairman: $5,370 in country club dues, $2,448 in automobile allowance and $3,464 in other benefits. First Busey also made a $10,000 contribution to the University of Illinois I Fund in the name of Mr. Mills.

REPORT OF THE AUDIT COMMITTEE

        In accordance with its written charter adopted by the board, the Audit Committee is responsible for the oversight of the quality and integrity of our accounting, auditing and financial reporting practices; the oversight of our internal and external auditors; the resolution of disagreements between management and the auditors regarding financial reporting; and the determination of the independence of the external auditors. During 2009, the Audit Committee met 12 times and also reviewed and discussed the interim financial information contained in each quarterly earnings announcement with management and the independent auditors prior to public release.

        In discharging its oversight responsibility as to the audit process for the fiscal year ending December 31, 2009, the Audit Committee obtained from the independent auditor a formal written statement describing all relationships between the independent auditor and First Busey that might bear on the auditor's independence as required by the Public Company Accounting Oversight Board, discussed with the independent auditor any relationships that may impact its objectivity and independence and satisfied itself as to the auditor's independence. The Audit Committee also discussed with management, the internal auditors and the independent auditor the quality and adequacy of First Busey's internal controls and internal audit function's organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and internal auditors their audit plans, scope, and identification of audit risk areas.

        The Audit Committee discussed and reviewed with the independent auditor all communications required by auditing standards generally accepted in the United States of America including those described in Statement on Auditing Standards No. 61, as amended (Codification for Statements on Auditing Standards), and has received and discussed the written disclosures and the letter from our accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence. Based on the review and discussions with management and our accounting firm, the committee has recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the year ending December 31, 2009 for filing with the Securities and Exchange Commission.

Audit Committee:

V. B. Leister, Jr. (Chairman)
David L. Ikenberry
George T. Shapland

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 26, 2010 by all directors and director nominees, by each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock, by each named executive officer and by all directors and executive officers as a group.

        The number of shares beneficially owned by each director, director nominee, 5% stockholder or named executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 26, 2010, through the exercise of any option or other right.

        Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed includes, in addition to shares owned directly, shares held by the spouse or minor children of the person, or by a trust of which the person is a trustee or in which the person may have a beneficial interest. In some cases, the person has disclaimed beneficial interest in certain of these shares.

Name of Individual or Number of Individuals in Group	Amount and Nature of Beneficial Ownership(1)(2)(3)		Percent of Class
Directors and Nominees:
Joseph M. Ambrose	206,041		*
David J. Downey	726,410		1.1%
Van A. Dukeman	412,001	(4)	*
David L. Ikenberry	26,750		*
E. Phillips Knox	359,056	(5)	*
V. B. Leister, Jr.	120,120		*
Gregory B. Lykins	1,500,882	(6)	2.2%
August C. Meyer, Jr.	4,220,745	(7)	6.3%
Douglas C. Mills	4,248,278	(8)	6.3%
George T. Shapland	1,107,115		1.6%
Other Named Executive Officers
Thomas M. Good	110,350		*
Barbara J. Harrington	58,623		*
N. John Waddock	22,898		*
David B. White	103,766		*
All directors and executive officers as a group (14 persons)	13,223,035		19.7%
Other Beneficial Owners of More than 5% of Our Common Stock
Wellington Management Company, LLP
75 State Street
Boston, MA 02109	6,040,949	(9)	9.0%

*
Indicates that the individual or entity owns less than one percent of First Busey's common stock.

(1)
The total number of shares of common stock issued and outstanding on March 26, 2010, was 66,360,892.

(2)
The information contained in this column is based upon information furnished to us by the persons named above and as shown on our transfer records. The nature of beneficial ownership for shares shown in this column, unless otherwise noted, represents sole voting and investment power.

(3)
Includes shares that can be acquired through stock options available for exercise within 60 days of March 26, 2010 (all of which were out-of-the-money at March 26, 2010), for the following individuals, in the amount indicated:

Name	# of Options
Joseph M. Ambrose	16,500
David J. Downey	67,582
Van A. Dukeman	67,057
David L. Ikenberry	16,500
E. Phillips Knox	16,500
V. B. Leister, Jr.	16,500
Gregory B. Lykins	62,932
August C. Meyer, Jr.	67,582
Douglas C. Mills	67,500
George T. Shapland	67,582
Thomas M. Good	5,000
Barbara J. Harrington	21,000
N. John Waddock	—
David B. White	37,909
(4)
Includes 10,192 shares owned by Mr. Dukeman's spouse.

(5)
Includes 102,500 shares owned by Mr. Knox's spouse.

(6)
Includes 844,750 shares held in the August C. Meyer Investment Agency Account, for which Mr. Lykins serves as trustee and has sole voting and investment power. Also includes 6,718 shares owned by Mr. Lykins's spouse.

(7)
Includes 206,967 shares held in grantor trusts over which Mr. Meyer has investment authority and 3,750,000 shares held by the August C. Meyer, Jr. 2009 GRAT-1. Excludes shares held by Mr. Meyer's adult children and their spouses. Also excludes 844,750 shares held by the August C. Meyer Investment Agency Account, over which Mr. Meyer has no voting or investment power; such shares are included in Mr. Lykins's total, as he serves as trustee for the August C. Meyer Investment Agency Account and has sole voting and investment power over the shares.

(8)
Includes 61,708 shares held in trusts for which Mr. Mills is a co-trustee and shares voting and investment power and in which Mr. Mills has no pecuniary interest. Also includes 41,000 shares owned by the Mills Family Foundation and 1,705,552 shares of common stock owned by Mills Investment LP for which Mr. Mills has sole voting and investment power. Also includes 34,563 shares owned by Busey Mills Community Foundation over which Mr. Mills shares voting and investment power.

(9)
As reported on a Schedule 13G filed on February 12, 2010. The Schedule 13G reports that such shares are reportable by Wellington Management Company, LLP, in its capacity as investment adviser, but are owned of record by clients of Wellington Management Company, LLP.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. We believe that during 2009, our executive officers, directors and 10% stockholders timely filed all reports required to be filed under Section 16(a). In making the foregoing statements, we have relied solely upon the written representations of its directors, executive officers and 10% stockholders and reports filed with the Securities and Exchange Commission.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        This Compensation Discussion & Analysis ("CD&A") describes our compensation philosophy and policies for 2009 as applicable to our named executive officers, as defined under Securities and Exchange Commission rules ("NEOs"), who are listed in the Summary Compensation Table on page 33. This CD&A explains the structure and rationale associated with each material element of our NEOs' total compensation, and it provides important context for the more detailed disclosure tables and specific compensation amounts provided following this CD&A section.

Changing Regulatory Environment

        In order to more fully understand the decisions of the Executive Management Compensation and Succession Committee (referred to in this CD&A as the "Compensation Committee") with respect to compensation during 2009 and 2010, the committee believes it is beneficial to understand the changing regulatory context in which these decisions were made. In some cases, the regulatory changes clearly impacted the Compensation Committee's decisions with respect to compensation paid to the NEOs, while in other cases the regulatory changes simply required the committee to reconfirm its existing processes and procedures for determining executive compensation.

        On March 6, 2009, we became a participant in the U.S. Treasury's Troubled Asset Relief Program ("TARP") by participating in the Capital Purchase Program element of TARP. As a result of our participation in TARP, First Busey and certain of our employees will be subject to compensation related limitations and restrictions for the period that we continue to participate in TARP. The TARP compensation limitations and restrictions include the following:

  •
  Except in limited circumstances, our five most highly compensated employees (as determined on an annual basis) are prohibited from receiving cash bonus payments during the TARP period. NEOs Mr. Dukeman, and Mr. Good were subject to this limitation in 2009 and NEOs Mr. Dukeman, and Mr. White are subject to this limitation in 2010.

  •
  Except in limited circumstances, our NEOs and the next five most highly compensated employees (each as determined on an annual basis) will be prohibited from receiving any severance payments upon a termination of employment or any payments triggered by the occurrence of a change in control.

  •
  Our NEOs and the next 20 most highly compensated employees will be subject to a "clawback" of incentive compensation if that compensation is based on materially inaccurate financial statement or performance metrics. Further, no one in this group of employees can receive any tax gross-up payment during the TARP period.

  •
  We will be limited to an annual deduction of $500,000 with respect to the compensation paid to each of our NEOs.

        The TARP rules further required us to adopt an "Excessive or Luxury Expenditure Policy." Our board has complied with this requirement and the policy can be located on our web site, www.busey.com. It is the intent of our board of directors that the policy remains in full force and effect for the duration of the TARP period. The policy covers, in particular, entertainment or events, office and facility renovations, aviation or other transportation services and other similar items, activities or events for which we may reasonably anticipate incurring expenses. Pursuant to the policy, such expenditures will be deemed to be prohibited excessive or luxury expenditures to the extent such expenditures are not reasonable expenditures for staff development, reasonable performance incentives, or other similar reasonable measures conducted in the normal course of our business operations. All of our employees are required to comply with the policy. Our Chief Executive Officer and Chief Financial

Officer are primarily accountable for adherence to the policy and for certifying that prior approval for any expenditure requiring such prior approval was properly obtained.

        In addition, the TARP rules and regulations will require the Compensation Committee to undertake a semiannual risk assessment with respect to certain of the compensation plans, programs and arrangements maintained by First Busey, regardless of whether the individual employee(s) covered by the plan, program or arrangement is a NEO. The risk assessments are intended to reduce the chance that any employee will be incentivized to take unacceptable risks in order to maximize his or her compensation under such plans, programs and arrangements.

        Similar to the required TARP semiannual risk assessments, in late 2009, the Board of Governors of the Federal Reserve issued proposed guidance that set forth a framework for assessing the soundness of incentive compensation plans, programs and arrangements maintained by financial institutions. Although the guidance is designated as proposed, the Federal Reserve has indicated that it expects current compliance with the guidance. The Federal Reserve's framework focuses on balanced risk-taking incentives, compatibility with effective controls and risk management, and strong corporate governance.

        The Compensation Committee believes that an awareness and assessment of the impact of risk has always been, and will continue to be, a component of its analysis of executive compensation. As such, the committee recognizes the role of risk assessment in the overall processes and procedures for establishing such executive compensation. In this regard, the committee believes that the TARP semiannual risk assessment and the Federal Reserve's proposed rules will serve as a framework for reconfirming the appropriateness of the process and procedure the committee has previously followed in reaching its decisions with respect to compensation related matters.

Role of the Compensation Committee

        The Compensation Committee is responsible for guiding and overseeing the formulation and application of the compensation and benefit programs for our NEOs, including reviewing and approving compensation levels, evaluating the performance of our NEOs and considering senior management succession issues. The Compensation Committee acts pursuant to a charter that has been approved by our full board and can be found under the investor relations section of our website, www.busey.com. The Compensation Committee is composed of non-management, independent members of the board and none of the NEOs are members of the Compensation Committee. In addition to the duties enumerated in the Compensation Committee charter, the Compensation Committee has additional responsibilities due to First Busey's participation in the Treasury's TARP program, as discussed above.

Compensation Philosophy and Objectives

        We are committed to providing a total compensation program that supports our long-term business strategy and performance culture and creates a commonality of interest with our stockholders. We believe that the most effective compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by First Busey, and that aligns executives' interests with those of our stockholders by rewarding performance consistent with established goals, with the ultimate objective of improving stockholder value.

        We are also committed to meeting our obligations, as they now exist and may be determined to exist in the future, with respect to the executive compensation restrictions imposed on First Busey as a result of our participation in TARP. Therefore, we must take these restrictions into account in establishing our compensation philosophy and objectives. To that end, we have described herein the manner in which the TARP compensation limitations have impacted our compensation programs.

        The Compensation Committee has worked with our management to design compensation programs for all employees that encourage high performance, promote accountability and assure that employee interests are aligned with the interests of our stockholders. Additionally, the Compensation Committee evaluates both performance and compensation to ensure that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our compensation peers and that we maintain our ability to attract and retain superior employees in key positions. The primary objectives of our executive compensation policies are:

  •
  to provide market-based compensation to attract, retain, and motivate highly qualified executives;

  •
  to reward executives based upon our financial performance at levels competitive with peer companies;

  •
  to provide incentives for executive officers to work toward targeted successful annual results and strategic objectives;

  •
  to create opportunity and incentive for our executive officers to be long-term stockholders;

  •
  to align executive compensation to increases in stockholder value, as measured by favorable long-term results and continued strengthening of First Busey's financial condition; and

  •
  to provide flexibility to recognize, differentiate and reward individual performance.

        We compensate our executives through a mix of base salary, annual cash incentive awards, equity compensation and other benefits and perquisites designed to reward performance and to be competitive with our compensation peers and to align management's incentives with the long-term interests of our stockholders.

        Because we believe that our executives' compensation should be tied to the success of First Busey and increases in stockholder value, a significant percentage of total compensation has historically been allocated to incentive compensation. There is no pre-established policy or target for the allocation between either cash and noncash or short-term and long-term incentive compensation. Rather, the Compensation Committee reviews information such as that referenced above with respect to our compensation peer group to determine the appropriate level and mix of incentive compensation. Notwithstanding our historical practices, due to the TARP compensation limitations, First Busey has been significantly limited in the use of equity awards and cash bonuses for compensating our NEOs.

Compensation Process

        As described above, the Compensation Committee is responsible for overseeing our executive compensation programs. Each year the Chief Executive Officer presents to the Compensation Committee the performance results for the previous year for it to consider in determining the appropriate aggregate and individual compensation levels for the current year. In conducting its review, the Compensation Committee considers quantitative performance results, achievement of individual qualitative goals, the overall need of the organization to attract, retain and motivate the executive team, and the total cost of compensation programs. The Compensation Committee also reviews tally sheets that detail the executives' total target and actual compensation for the year. The use of tally sheets allows the Compensation Committee to have a complete understanding of the executives' compensation and is valuable in the assessment of past and current compensation and how it relates to each executive's duties and responsibilities.

        Generally, base salaries and annual cash incentive awards are reviewed at the end of each year. Any changes made to the base salaries are normally effective January 1 of the following year. As discussed below, no decision has been made with respect to salary adjustments for 2010. It is anticipated that such decisions will be made following the end of the first quarter of 2010.

        Equity awards, generally consisting of stock options, are granted generally in the spring of each year, at the regularly scheduled meetings of the Compensation Committee and the full board held in connection with our annual meeting of stockholders. By establishing the meeting schedule and agenda for these grants well in advance, we diminish the opportunity for manipulation of exercise prices on option grants to the extent any recipients are in possession of nonpublic information at the time of the meetings. Approval of grants for any newly-hired or promoted executives during the course of the year generally occurs at the Compensation Committee meeting immediately following the hiring or promotion. No equity awards were granted to our NEOs during 2009.

        Peer Comparison.    In establishing compensation in October 2007 and again late in 2009, the Compensation Committee utilized an external consultant, Frederic W. Cook & Co., Inc., to assist in the establishment of benchmarks and collection of external market data on a market reference group. Our compensation peer group consists of 20 similar publicly-traded financial companies, based on asset size, that provide banking and related services in a similar market area as First Busey. Our compensation peers (for the 2009 study) are as follows:

1st Source Corp. (South Bend, IN)	First Midwest Bancorp Inc. (Itasca, IL)	Old National Bancorp (Evansville, IN)
Amcore Financial, Inc. (Rockford, IL)	Great Southern Bancorp Inc. (Springfield, MO)	Old Second Bancorp, Inc. (Aurora, IL)
Anchor BanCorp Wisconsin, Inc. (Madison, WI)	Heartland Financial USA, Inc. (Dubuque, IA)	Chemical Financial Corporation (Midland, MI)
BankAtlantic Bancorp, Inc. (Ft. Lauderdale, FL)	Integra Bank Corp. (Evansville, IN)	Taylor Capital Group, Inc. (Rosemont, IL)
Bank Mutual Corp. (Milwaukee, WI)	MainSource Financial Group, Inc. (Greensburg, IN)	Republic Bancorp (Louisville, KY)
Capital City Bank Group Inc. (Tallahassee, FL)	Enterprise Financial Services Corp. (Clayton, MO)	Community Trust Bancorp, Inc. (Pikeville, KY)
First Merchants Corp. (Muncie, IN)	Midwest Banc Holdings, Inc. (Melrose Park, IL)

        The Compensation Committee does not utilize any stated weighting of external market data with which to benchmark compensation levels of NEOs. Instead, the Compensation Committee evaluates the market data prepared by Frederic W. Cook & Co., Inc., along with the other factors listed in this discussion to determine the appropriate compensation levels of each of the NEOs.

        Role of Executive Officers in Compensation Decisions.    The Compensation Committee is ultimately responsible for all compensation decisions affecting the NEOs. Our Chief Executive Officer annually reviews with the Compensation Committee the performance of each other NEO. This review is generally based on the executives' individual performance and contribution toward our performance during the year. Based on these reviews, the Chief Executive Officer makes specific recommendations to the Compensation Committee regarding adjustments to the base salary and annual cash incentive award amounts. The Compensation Committee takes the reviews and recommendations under advisement and exercises its discretion in modifying any recommended adjustments or awards to executives. The Chief Executive Officer does not participate in or make recommendations with respect to his own compensation. The Compensation Committee independently reviews the performance of our Chief Executive Officer. As with the reviews of all other NEOs, this review is generally based on the executive's individual performance and contribution toward our performance during the year. Based on the review, the Compensation Committee determines in its sole discretion whether to make adjustments to the base salary and annual cash incentive award amounts for the Chief Executive Officer. As noted above, the compensation decision process has been delayed for 2010 in order for the Compensation Committee to assess First Busey's results through the end of the first quarter of 2010.

Components of Total Compensation

        The Compensation Committee believes executive compensation packages provided by First Busey to its executives, including the NEOs, should include both cash and equity compensation that reward performance as measured against established corporate and personal goals. By dividing compensation between cash and non-cash, or equity, compensation, the Compensation Committee hopes to incent executives by rewarding them for performance that results in both short-term and long-term improvements in stockholder value. Each component is designed to achieve a specific purpose and to contribute to a total package that is competitive with similar packages provided by our compensation peers, appropriately performance-based, and valued by First Busey's executives. For 2009, the principal components of compensation for NEOs were:

  •
  base salary; and

  •
  benefits and other perquisites.

        Because of the TARP compensation limitations and the turbulence in the financial services markets, the Compensation Committee did not make any salary adjustments or grant any equity awards to the NEOs during 2009. The historical compensation structure for our NEOs includes annual equity awards and an annual cash incentive plan in addition to salary, benefits and perquisites. In light of the TARP compensation limitations, the Compensation Committee will continue to review the NEOs total direct compensation in order to maintain a competitive, yet compliant, compensation structure. In doing so, the Compensation Committee may look to rebalance the portion of total direct compensation that is salary to ensure that it remains competitive in the market place.

        Base Salaries.    We provide our NEOs and other employees with base salary to compensate them for services rendered during the year. During its review of base salaries for NEOs, including in the context of negotiating contractual terms with individuals, the Compensation Committee primarily considers:

  •
  individual scope of responsibility;

  •
  years of experience;

  •
  market data, such as that obtained from a review of our compensation peers;

  •
  internal review of the executive's compensation, both individually and relative to other officers; and

  •
  individual performance of the executive.

        Salary levels are typically considered annually as part of First Busey's performance review process as well as upon a promotion or other change in job responsibility. As previously noted, salaries remained at the 2008 levels for our NEOs throughout 2009 and have not yet been adjusted for 2010.

        Cash Incentive Compensation.    All our employees are eligible to participate in our Bonus Program, under which they can receive cash incentive compensation, normally in the form of a year-end bonus payment. Year-end bonus awards are cash-based awards, which are based on achievement of earnings-per-share, or other corporate performance goals and achievement of individual goals, which are intended to award achievement of short-term company-wide goals that lead to increases in stockholder value. The TARP compensation limitations prohibit First Busey from paying or accruing cash bonuses on behalf of the top five most highly paid employees (as determined on an annual basis)

during the TARP period. NEOs Mr. Dukeman and Mr. Good were subject to the bonus prohibition during 2009 and NEOs Mr. Dukeman and Mr. White are subject to the bonus prohibition in 2010.

        Although the use of our Bonus Program is not specifically prohibited by the TARP compensation limitation rules, during the TARP period, the TARP rules only permit us to make awards in the form of restricted stock or restricted stock units, in lieu of annual cash payments, to those individuals subject to the TARP bonus prohibition. As such, our employees subject to the TARP bonus prohibition, including our NEOs, are eligible to receive a bonus under the Bonus Program so long as it is delivered in the form of restricted stock or restricted stock units.

        Participants in the Bonus Program receive awards based on the achievement by First Busey of specified diluted earnings per share targets or other corporate goals. The earnings-per-share target is generally set in the spring of each year by the Compensation Committee. For 2009, due to the condition of the financial markets, the Compensation Committee did not establish any performance goals for 2009. No bonuses were paid to NEOs for 2009. Each year, typically during the first half of the year, the Compensation Committee and Board set a bonus pool that is the aggregate amount eligible to be paid out to all employees in cash incentive awards. The bonus pool is determined based upon comparison with cash incentive payments of the compensation peer group, contractual requirements, and financial performance targets. The amount of an individual's potential incentive award is generally based on a participant's position.

        The Board retains the discretion to adjust any awards determined by the formula to ensure that the final awards made to particular participants are consistent with those made to other executives and to make adjustments to the financial performance objectives for extraordinary events. Individual performance is considered in determining final awards for all Bonus Program participants.

        Equity Incentive Compensation.    The Compensation Committee believes that equity compensation is an effective way of creating a long-term link between the compensation provided to officers and other key management personnel with gains to be realized by stockholders. Our equity compensation programs are also intended to support pay-for-performance, foster employee stock ownership, and focus the management team on increasing value for the stockholders. In addition, the Compensation Committee believes that equity compensation provides balance to the total direct compensation structure, with the bonus program focusing on the achievement of year-to-year goals, while equity compensation creates incentives for increases in stockholder value over a longer term.

        Traditionally, we have granted stock options to our NEOs under our various equity incentive plans. However, the TARP compensation limitations effectively prohibit the granting of equity awards during the TARP period, other than restricted stock or restricted stock units that vest over two years and are transferable (or settled, in the case of units) only as TARP funds are repaid, to our five most highly compensated employees.

        We currently maintain four equity incentive plans; the First Busey Corporation 1993 Restricted Stock Award Plan, the First Busey Corporation 1999 Stock Option Plan, the Main Street Trust, Inc. 2000 Stock Incentive Plan, and the First Busey Corporation 2004 Stock Option Plan. As discussed more fully below, we have adopted a new First Busey Corporation 2010 Equity Incentive Plan on March 16, 2010, subject to the approval of First Busey's stockholders. Upon the approval of the 2010 Plan by the stockholders, First Busey will not make any additional grants under the prior plans. Our equity incentive plans are designed to encourage ownership of our common stock by our employees and directors, to provide additional incentive for them to promote the success of our business, and to attract and retain talented personnel. All of our employees and directors and those of our subsidiaries are eligible to receive awards under the plans.

        Each of our equity plans is administered by the Compensation Committee. Grants are generally at the discretion of the Board, generally subsequent to the annual stockholders' meeting. We believe it is important to make awards at the same time each year to ensure that the timing of awards does not affect their value. We did not make regular annual grants in 2009 and have not yet made any grants for 2010. The Compensation Committee may look to the use of TARP qualified restricted stock (or units) in the future in order to maintain a compliant yet competitive total direct compensation structure for our executive team.

        Equity awards are generally based on recommendations of the Compensation Committee and approved by the full Board. When making award decisions, the Compensation Committee considers the nature of the services rendered or to be rendered by the employee, and the employee's present and potential contributions to the success of First Busey.

        We do not currently have a formal policy regarding equity or other security ownership requirements for our NEOs.

        Benefits and Other Perquisites.    The NEOs are eligible to participate in the same benefit plans designed for all of our full-time employees, including health, dental, disability and basic group life insurance coverage. We provide retirement benefits to all eligible full-time employees under the First Busey Corporation Profit Sharing and 401(k) Plan. The Profit Sharing and 401(k) Plan provides employees the opportunity to save for retirement on a tax-favored basis. NEOs, all of whom were eligible during 2009, may elect to participate in the 401(k) Plan on the same basis as all other employees. Each of our eligible employees participates in the profit sharing element of the 401(k) Plan.

        We maintain an Employee Stock Ownership Plan (the "ESOP") that is available to all eligible full-time employees in accordance with terms required under the Internal Revenue Code. NEOs were eligible and participated during 2009 in the ESOP under the same terms as all other eligible employees. Under the terms of the ESOP, which reflect applicable requirements of the Internal Revenue Code, unrestricted ESOP shares are allocated to eligible employees annually based upon their salary for the year, as it compares to total salaries for all eligible employees.

        In 2009, NEOs Mr. Good and Ms. Harrington, were provided with a death benefit under the Busey Bank Group Term Carve-Out Plan II, otherwise known as First Busey's Bank Owned Life Insurance (the "BOLI Program"). The BOLI Program covers participants during their employment period at First Busey and following their retirement from First Busey if the employee has met certain service period and age requirements. The BOLI Program consists of one or more split-dollar life insurance policies for each participant, which cover each participant in the event of his or her death at a multiple of the participant's most recent salary plus incentive bonus compensation. NEOs are provided a death benefit through the BOLI Program at the lesser of: (i) three times their highest salary, (ii) $750,000, or (iii) the Net Amount of Insurance, as defined by the BOLI Program. We provide BOLI to certain of our employees to reward past performance, motivate future performance and to provide an incentive for these employees to remain with First Busey.

        Mr. Dukeman, Mr. White and Mr. Waddock are provided with death benefits under portable term life insurance policies. The premiums on the term life insurance policies are paid by First Busey on behalf of the covered employee, so long as they remain employed by First Busey. In March 2009, Mr. Good and Ms. Harrington waived their rights under the BOLI Program and they are now provided with death benefits under portable term life insurance policies.

        Perquisites.    We provide our NEOs with certain perquisites that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs. Based upon this periodic review, perquisites are awarded or adjusted on an individual basis. NEOs are not automatically awarded all, or in equal amounts, perquisites. The perquisites for NEOs for 2009 included:

  •
  annual charitable contributions to the University of Illinois I Fund in the name of Mr. Dukeman;

  •
  allowance for annual country club dues; and

  •
  allowance for use of company-owned automobile.

        The University of Illinois—Urbana Champaign is located in our primary market and is an important local institution. We believe that supporting the University is an important part of our participation in the local community and that our support of the University will continue to benefit First Busey in the future. We encourage our senior management to belong to a country club so that they have an appropriate entertainment forum for customers and appropriate interaction with their communities. Automobiles, or an allowance, are provided for certain executives as deemed necessary in order to assist the executive in their ongoing service to our customers and communities.

        Deferred Compensation Plan.    First Busey Corporation's Executive Deferred Compensation Plan provides a means for participants to voluntarily defer a portion of their salary or bonus. This plan is an unfunded, nonqualified deferred compensation arrangement, which provides for matching company contributions similar to the Company's 401(k)/profit sharing plan. While our NEOs participated in the plan for 2009, no Company contributions were made to any NEO that was subject to the TARP bonus prohibition, by operation of the plan. Both Ms. Harrington and Mr. Waddock participated in the plan during 2009 and received Company contributions, as they were not, and are not, subject to the TARP bonus prohibition. The Company contributions on behalf on Ms. Harrington and Mr. Waddock are reflected in the Summary Compensation Table on page 33.

        Generally, a participant in the plan will be entitled to receive the value of his or her account at the time of termination. However, in general, if a participant terminates prior to attaining age 55 and accumulating at least five years of total service, the value of earnings credited to his or her account will be recalculated. The default payment schedule under the plan is 120 monthly installments, although a participant can elect to extend the payment schedule in certain circumstances.

        Change in Control Benefits.    Each of Messrs. Dukeman, Waddock, and Good and Ms. Harrington is a party to an agreement that provides for certain payments and benefits if their employment is terminated following a change in control. Mr. White does not have an employment agreement or a change in control agreement, though he did prior to March 4, 2009. As reflected in the Summary Compensation Table on page 33, Mr. White was paid $300,000 in full satisfaction of all amounts he may have been owed under the terms of his prior employment agreement. In each instance, if the NEO's employment is terminated by us or the NEO within one year of a change in control of First Busey, the NEO is entitled to receive certain cash payments and other benefits. The purpose of these payments and benefits is to attract and retain talented executives and to encourage them to pursue transactions that maximize stockholder value, even though their own employment may not be secure following such transaction. Additionally, we believe these agreements help provide for stability in our executive team in the event of a change in control. Additionally, pursuant to his employment agreement, Mr. Dukeman is also entitled to a tax gross-up, which provides generally that, if he receives payments or benefits in connection with a change in control of First Busey, to the extent such payments or benefits constitute "excess parachute payments" under Section 280G of the Internal Revenue Code, he generally will be paid an additional amount (commonly known as a "gross-up") that will offset, on an after-tax basis, the effect of any excise tax consequently imposed on him under Section 4999 of the Internal Revenue Code.

        As discussed above, the TARP compensation limitations strictly prohibit the payment of any severance payments upon a termination of employment or any payments triggered by the occurrence of a change in control. Pursuant to the TARP rules, our NEOs and the next five highest paid employees of the Company (based on the prior year compensation) are subject to this severance payment prohibition. In addition, our NEOs and the next 20 most highly compensated employees will be prohibited from receiving any tax gross-up payment during the TARP period.

Impact of Accounting and Tax Issues on Executive Compensation

        In setting individual executive's compensation levels, we consider a variety of accounting and tax issues. Section 162(m) of the Internal Revenue Code limits the deductibility of annual compensation in excess of $1.0 million paid to the Chief Executive Officer and our next three highest paid officers (but excluding, in all cases, the Chief Financial Officer), to the extent they are listed officers on the last day of any given tax year. However, compensation is exempt from this limit if it qualifies as "performance-based compensation." Performance-based compensation generally includes only payments that are contingent on achievement of performance objectives, and excludes fixed or guaranteed payments. In addition, pursuant to the TARP compensation limitations, the application of this rule will be modified, during any period during which the Treasury holds an equity interest in First Busey, such that the deductibility limit shall be reduced to $500,000 of annual compensation and the limit will be applicable with respect to all of the NEOs. Although we will consider deductibility under Section 162(m) with respect to the compensation arrangements for executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since our objectives may not always be consistent with the requirements for full deductibility, we may enter into compensation arrangements under which payments would not be deductible under Section 162(m).

2009 Compensation Determinations

        In December 2008, the Compensation Committee met to determine the annual base salary and incentive compensation thresholds and goals for 2009 for the NEOs. Because of our performance in 2008 and the recent uncertainty in the general economy, the Compensation Committee decided not to increase any base salaries from the 2008 levels or to set any thresholds for incentive awards for 2009. The Compensation Committee did not make any equity award grants to our NEOs during 2009 or provide for any bonus payments with respect to 2009.

2010 Compensation Determinations

        In December 2009, the Compensation Committee met to determine the annual base salary, incentive compensation thresholds and goals for 2010 for the executive officers. Because of the continuing instability in the financial markets, the Compensation Committee decided to wait until the completion of the first quarter of 2010 to make any determinations regarding the compensation structures and levels for our NEOs. Because of the significant constraints of the TARP compensation limitations, it may be necessary to adjust the executives' base salaries and compensation packages for 2010 and future years in order to insure an appropriate level of compensation. Such adjustments to the NEOs compensation arrangements may occur by action of the Compensation Committee during the second quarter of 2010.

        During March of 2010, the First Busey Board of Directors, working in conjunction with Mr. Dukeman, made several significant changes to First Busey's organization structure to meet current and future needs. Through modifications to our infrastructure, we are seeking to create focused business lines that are both scalable for growth and exportable to new markets in the future. As part of these efforts, we have restructured our executive management team to best utilize this new business line model. Changes affecting our executive officers are as follows. Effective March 31, 2010, Dave White assumed the responsibilities as Chief Financial Officer, Barb Harrington assumed the responsibilities as Chief Risk Officer, Bob Plecki assumed the responsibility of Chief Credit Officer, Leanne Heacock assumed responsibilities as Chief Information Officer, Howard Mooney will continue as the Chief Executive Officer of our subsidiary FirsTech and Chris Shroyer was named President and Chief Executive Officer of Busey Bank. As noted above, the Compensation Committee has not yet made any adjustments to 2010 compensation levels or structures for the First Busey executive officers.

        The Compensation Committee believes that incentive compensation should be an important part of compensation for the leaders of our Company, both short term cash-based programs and long-term equity-based programs. The Compensation Committee and Board want the incentives to be appropriate and market reasonable, however, in our current situation, our ability to utilize incentive compensation is significantly restricted while we are governed by the TARP rules. It is anticipated that changes will be made to address the extent by which First Busey's compensation programs for its senior management team have lagged the market. Such changes will likely be made during the second quarter of 2010. In addressing these possible changes, it will be noted that Mr. Dukeman's salary has not been adjusted since October of 2007, he has not received any cash incentive compensation since January of 2007 and he has not received any equity incentive compensation since April of 2006. The stockholders can expect that the Company intends to repay TARP at its earliest opportunity and should expect significant incentive plans to be re-implemented thereafter. Also, it is of note that the Compensation Committee believes the NEOs and others have done an excellent job of leading the Company through very difficult times yet there have been no enhancements to compensation for the NEOs since 2008. With improved current operating results, it is expected that there will be enhancements that are both market reasonable and TARP compliant.

EXECUTIVE MANAGEMENT COMPENSATION AND SUCCESSION COMMITTEE REPORT

        We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

        Section 111(b)(2)(A) of the Emergency Economic Stabilization Act requires the Executive Management Compensation and Succession Committee (the "Compensation Committee") to conduct, in conjunction with a senior risk officer of the Company, a review of the incentive compensation arrangements in place between the Company and its employees.

        The Compensation Committee certifies that, during the six-month period ending on December 31, 2009:

  (a)
  it has reviewed with the senior risk officer ("SRO") of the Company the senior executive officer ("SEO") compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of the Company;

  (b)
  it has reviewed with the SRO the employee compensation plans and has made reasonable efforts to limit any unnecessary risks these plans pose to the Company; and

  (c)
  it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee ((a), (b) and (c) hereinafter collectively referred to as the "TARP Risk Assessment").

        In the course of conducting its TARP Risk Assessment, the Compensation Committee considered the overall business and risk environment confronting the Company and how the SEO compensation plans and employee compensation plans serve to motivate employee behavior when operating within that environment. In particular, the Compensation Committee's TARP Risk Assessment focused on the following compensation plans (* denotes plans in which SEOs participate):

• Base Salary*	• Employee Stock Ownership Plan (ESOP)*
• FirsTech Sales Incentive Plan	• Associate Referral Program
• Farm Brokerage Incentive Plan	• Marine Lending Compensation Program
• Credit Analysis Incentive Plan	• Cash Management Sales Incentive Plans
• BIS Subordinate Advisory Salary & Incentive Plan	• New Customer Referral Programs
• Individual Income Tax Preparation Fees—Incentive Plan	• Equity Incentive Plans*
• Teller Mentor Bonus Plan	• 401(k) Plan*
• Mortgage Origination Commission Plans
• Mortgage Support Compensation Plan	• Home Equity Referral/Sales Incentive Program
• Performance Compensation Plan*	• Financial Advisors Incentive Plan

        The Company does not maintain any compensation plans in which only SEOs participate. For purposes of this discussion, references to "SEO compensation plans" mean the portion of an employee plan in which the SEOs participate.

        With respect to the SEO compensation plans, the Compensation Committee believes that such plans do not encourage the Company's SEOs to take unnecessary or excessive risks that could harm the value of the Company. The Compensation Committee believes this to be true because, as is more fully described in the Compensation Discussion and Analysis, the Compensation Committee strives to provide a balanced aggregate compensation package to the SEOs that serves to incentivize the SEOs to manage the business of the Company in a way that will result in company-wide financial success and value growth for our shareholders.

        We believe it is appropriate for the Company's executives to focus certain of their efforts on near-term goals that have importance to the Company; however, we also acknowledge that near-term focus should not be to the detriment of a focus on the long-term health and success of the Company. In practice, providing base salary to any employee provides the most immediate reward for job performance. The Compensation Committee engages in a formal process, as is described in the Compensation Discussion and Analysis, to set base salary. We believe our process for establishing base salary is relatively free from risk to the company, as we do not typically make significant adjustments to base salary based on a single year's performance. The Compensation Committee believes it is appropriate to reward the Company's executives' focus on near-term goals, when such goals correspond to the overall Company goals and direction set by the Company's Board of Directors. To reward the executives for such focus, the Compensation Committee maintains an annual cash incentive plan (Performance Compensation Plan) for the Company's executives. In establishing the annual cash incentive plan, we try to provide an adequate level of incentive for the achievement of Company and individual goals, while also limiting the maximum amount that may be earned so that executives do not feel the need to strive for attainment of unreasonable or unrealistic levels of performance. In this way, we believe the design of the annual cash incentive plan does not encourage the Company's executives to take unnecessary or excessive risks that could harm the value of the Company.

        The other incentive compensation elements offered to the Company's SEOs, with the exception of perquisites, are intended to reward performance over the long-term or are intended to focus the executives' attention on the long-term performance of the Company. We feel there is little, if any, risk associated with our ESOP and 401(k) Plan as they are tax-qualified retirement plans that are subject to and maintained in accordance with the mandates of the Internal Revenue Code and the Employee Retirement Income Security Act. We believe the Company's Equity Incentive Plans helps to tie the executives' interest more closely to those of the Company's shareholders by giving them an equity interest in the Company. We feel this equity interest in the Company combined with a four-year vesting period promotes a long-term focus among the Company's executives on the financial success of the Company. Finally, the Compensation Committee believes the deferred compensation arrangements such as the change in control benefits and deferred compensation plan in place with respect to the Company's SEOs encourage the executives to consider the long-term health of the Company because, pursuant to the rules under the Internal Revenue Code and applicable guidance, payments under those arrangements must be unfunded, unsecured promises to pay a benefit in the future. In the case of insolvency of the Company, the executives participating in those arrangements would be treated as general unsecured creditors of the Company thus encouraging the executives to ensure a healthy organization remains after their tenure has concluded.

        With respect to the employee compensation plans, the TARP Risk Assessment resulted in the Compensation Committee determining that, although they have not seen any detriment to the quality of loan approvals due to the volume-based mortgage support compensation program, this program should be changed and based on a compliance control system that management deems appropriate. This plan has been discontinued and management is currently reviewing other options. The Compensation Committee determined that no changes were necessary to the other employee compensation plans to bring them into compliance with the TARP rules. We believe the Company has adequate policies and procedures in place to balance and control any risk-taking that may be incentivized by the employee compensation plans. The Compensation Committee further believes that such policies and procedures will work to limit the risk that any employee would manipulate reporting earnings in an effort to enhance his or her compensation.

        The Compensation Committee intends to continue, in accordance with its obligations under TARP, to periodically review and assess the SEO compensation plans and employee compensation plans to ensure that the risk-taking behavior incentivized by such plans is kept to an appropriate level. The Compensation Committee will, as necessary, amend or discontinue any plan or revise any Company policy or procedure to meet its obligations under TARP.

Submitted by:

The First Busey Corporation Executive Management Compensation and Succession Committee

Joseph M Ambrose, Chairman
David J. Downey
David L. Ikenberry
August C. Meyer, Jr.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

        The following tables quantify and discuss the compensation components of the Named Executive Officers. All tables should be read in conjunction with the Compensation Discussion and Analysis section above. The Summary Compensation Table should be read in conjunction with the footnotes and narrative that follow.

Summary Compensation Table

        The following table sets forth information concerning the compensation of our NEOs—which consist of our Chief Executive Officer, Chief Financial Officer, and our three most highly compensated executive officers—in 2009.

Name and Position	Year(1)	Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total Compensation
(a)	(b)	(c)	(d)	(f)	(g)	(h)	(i)	(j)
Van A. Dukeman(2)	2009	$400,000	—	—	—	$14,625	$50,703	$465,328
President and	2008	$400,000	—	—	—	$4,240	$41,378	$445,618
Chief Executive Officer	2007	$146,667	—	—	—	$1,054	$37,473	$185,194
Thomas M. Good	2009	$175,000	—	—	—	—	$35,891	$210,891
Chief Risk Officer	2008	$175,000	$60,000	—	—	—	$29,769	$264,769
	2007	$160,000	$110,000	—	—	—	$28,699	$298,699
Barbara J. Harrington(3)	2009	$200,000	—	—	—	$2,025	$28,611	$230,636
Chief Financial Officer	2008	$200,000	—	—	—	$35	$25,726	$225,761
	2007	$170,000	$35,000	—	—	—	$23,322	$228,322
N. John Waddock	2009	$175,000	—	—	—	$485	$25,920	$201,405
Chief Credit Officer
David B. White(4)	2009	$180,000	—	—	—	$11,561	$332,583	$524,144
Chief Operating Officer

(1)
Messrs. Waddock and White were not named executive officers prior to fiscal 2009.

(2)
Mr. Dukeman's 2007 compensation information only includes five months of compensation following our August 1, 2007 merger with Main Street Trust, Inc.

(3)
Effective March 31, 2010, Ms. Harrington assumed the position of Chief Risk Officer and ceased serving as our Chief Financial Officer.

(4)
Effective March 31, 2010, Mr. White assumed the position of Chief Financial Officer.

(5)
Represents above-market interest on deferred compensation. Interest on the First Busey Executive Deferred Compensation Plan is determined according to the plan document and is 125% of the declared interest rate on Security Life Corp. III policies for the current calendar month as determined by Security Life of Denver (or successor thereto). If that rate is no longer published or no longer deemed appropriate by the Compensation Committee, it may select a substantially similar rate. Interest on the First Busey Executive Deferred Compensation Plan accrued at a rate of 6.31% per annum.

(6)
All other compensation for the named executive officers during fiscal 2009 is summarized below. Mr. White's all other compensation also included $300,000 in connection with the settlement of prior retirement obligations.

Name	University of Illinois Contribution(a)	Auto Allowance	Life and Disability Insurance	Country Club Dues	401(k) and Deferred Comp. Match	ESOP Allocation	Total All Other(b) Compensation
Van A. Dukeman	$10,000	$8,699	$5,560	$10,386	$15,139	$870	$50,703
Thomas M. Good	$—	$8,722	$8,291	$6,000	$12,175	$703	$35,891
Barbara J. Harrington	$—	$7,200	$2,442	$6,000	$12,129	$696	$28,611
N. John Waddock	$—	$7,200	$2,452	$6,000	$9,609	$659	$25,920
David B. White	$—	$7,200	$5,303	$6,000	$13,210	$870	$332,583

  (a)
  Represents annual contributions to the University of Illinois I Fund in the name of Mr. Dukeman.

  (b)
  Amounts for items less than $100 have been included but are not itemized in the summary.

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth information concerning the exercisable and unexercisable stock options at December 31, 2009, held by the individuals named in the Summary Compensation Table:

	Option Awards
	Number of Securities Underlying Unexercised Options
			Option Exercise Price	Option Expiration Date
Name	Exercisable	Unexercisable
(a)	(b)	(c)	(d)	(e)
Van A. Dukeman	8,544	—	$11.85	04/12/2010
	8,138	—	$11.29	03/20/2011
	7,750	—	$12.00	03/19/2012
	7,750	—	$16.00	03/18/2013
	11,625	—	$19.74	02/17/2014
	11,625	—	$19.09	02/15/2015
	11,625	—	$19.41	02/21/2016
Thomas M. Good	5,000	—	$20.16	12/15/2011
Barbara J. Harrington	15,000	—	$14.56	12/16/2010
	6,000	—	$20.16	12/15/2011
N. John Waddock	—	—	—	—
David B. White	5,126	—	$11.85	04/12/2010
	4,883	—	$11.29	03/20/2011
	4,650	—	$12.00	03/19/2012
	4,650	—	$16.00	03/18/2013
	6,200	—	$19.74	02/17/2014
	6,200	—	$19.09	02/15/2015
	6,200	—	$19.41	02/21/2016

Option Exercises and Stock Vested in 2009

        The named executive officers did not exercise any stock options in 2009.

Nonqualified Deferred Compensation Table

        The following table sets forth information concerning the benefits under the First Busey Executive Deferred Compensation Plan of the individuals named in the Summary Compensation Table. A description of the First Busey Executive Deferred Compensation Plan can be found in the CD&A.

Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Balance at Last FYE
(a)	(b)	(c)	(d)	(e)
Van A. Dukeman	$20,000	$—	$36,902	$632,610
Thomas M. Good	$—	$—	$—	$—
Barbara J. Harrington	$20,000	$1,302	$1,866	$42,965
N. John Waddock	$5,250	$290	$503	$11,440
David B. White	$1,800	$—	$29,087	$490,979

(1)
Amounts reflect contributions of deferred salary and are included in the "Salary" column, respectively, in the Summary Compensation Table for fiscal year 2009.

        The First Busey Executive Deferred Compensation Plan was designed, in part, to assist our executives with retirement planning. Under terms of the First Busey Executive Deferred Compensation Plan, participants are entitled to defer up to 15% of their salary and bonus. As of December 31, 2009, deferred amounts accrue interest at a rate of 6.31% per annum. The Aggregate Balance represents the amount due to our named executive officers as of December 31, 2009.

Potential Payments Upon Termination or Change-in-Control Disclosure

        The TARP rules will prohibit us from making "any payment" to the NEOs "for departure from First Busey for any reason, except for payments for services performed or benefits accrued." Except in the case of an officer's death or disability, the TARP rules generally will prohibit the payment of any severance amounts and will also serve to restrict the ability of First Busey to accelerate the vesting of any compensation and/or benefits upon a termination of employment or a change in control.

        This prohibition on the payment of severance will not prevent First Busey from paying to the named executive officers accrued but unpaid base salary or accrued but unused vacation, and, generally, will not impact First Busey's ability to pay benefits due and owing our named executive officers pursuant to our tax-qualified retirement plans, including the 401(k) Plan and the ESOP, and our Executive Deferred Compensation Plan. Note, however, that, except with respect to payments due upon an executive's death or disability, the TARP rules will prohibit the enhancement of any benefit owed to a named executive officer pursuant to the Executive Deferred Compensation Plan if a termination of employment occurs during the TARP period. A description of the 401(k) Plan, the ESOP and the Executive Deferred Compensation Plan is included in the Compensation Discussion and Analysis. Each named executive officer's accumulated benefit under the Executive Deferred Compensation Plan is set forth in the Nonqualified Deferred Compensation Table on page 34.

        Further, each of our named executive officers is entitled to receive benefits under a portable life insurance policy, the premiums for which are paid by First Busey during the executive's continued employment. The premiums paid during 2009 on behalf of each named executive officer are set forth in the Summary Compensation Table at page 33. Upon the death of a named executive officer, First Busey will have no additional payment obligation with respect to such life insurance policies.

        The Compensation Committee believes that, even though the TARP rules will prohibit severance payments if a change in control or other termination of employment occurs during the TARP period, it is beneficial to understand the terms of the arrangements that would apply except for such TARP rules. Each of Messrs. Dukeman, Good, Waddock and Ms. Harrington have employment agreements that provide for certain severance payments following certain termination events, including a termination following a "change in control." Under their agreements, severance includes the sum of the applicable officer's base salary, the officer's most recent performance bonus and the value of contributions under retirement and employee benefit plans that would have been made through the term of the agreement. They will also be entitled to receive life, health and disability insurance for themselves and their dependents, at the expense of First Busey, for one year following termination. Each of Messrs. Dukeman, Good and Waddock and Ms. Harrington is subject to a one year non-competition covenant following the termination of their respective employment agreements.

        Mr. Dukeman's agreement states that if he is terminated without cause, if he terminates his employment due to constructive discharge, or if his employment is terminated due to disability or death, he or his named beneficiary will receive an amount equal to the sum of his annual base salary plus the amount of the most recent performance bonus and the value of contributions under retirement and employee benefit plans that would have been made through the term of the agreement. Additionally, under his employment agreement, Mr. Dukeman will be entitled to receive the greater of $900,000 or three times his severance payment, if (a) he terminates his employment within one year after a change of control for any reason, or (b) First Busey or its successor terminates Mr. Dukeman's employment with or without cause or Mr. Dukeman is constructively discharged within the 18 months before or after a change of control. Mr. Dukeman will be entitled to receive a gross-up payment from First Busey in the event that any amounts payable to him under his employment agreement for the other payments and benefits received by him are subject to penalties as excess parachute payments under the Internal Revenue Code. Mr. Dukeman will also be entitled to receive life, health and disability insurance for the three years following the effective date of his termination.

        Mr. Good's agreement provides that, in the event that he is terminated without cause or if he terminates due to constructive discharge, or due to disability or death, he or his beneficiary will receive a severance payment equal to the sum of his applicable annual base salary plus the amount of his most recent performance bonus and the value of contributions under retirement and employee benefit plans that would have been made through the term of the agreement. If (a) he terminates employment within one year after a change of control for any reason, or (b) First Busey or its successor terminates the agreement with or without cause either within the 18 month period prior to or at any time after a change of control, Mr. Good will be entitled to receive an amount equal to two times the severance payment. Mr. Good will also be entitled to receive life, health and disability insurance for a period of two years following the effective date of termination.

        Ms. Harrington's agreement provides that, in the event that Ms. Harrington is terminated without cause, or if she terminates due to constructive discharge, or due to her disability or death, she or her beneficiary will receive a severance payment equal to the sum of her applicable annual base salary plus the amount of her most recent performance bonus and the value of contributions under retirement and employee benefit plans that would have been made through the term of the agreement. She will be entitled to receive life, health and disability insurance for the one-year severance period. Under Ms. Harrington's employment agreement, she will be entitled to receive the greater of $300,000 or two times her severance payment, if (a) she terminates her employment within one year after a change of control for any reason, or (b) First Busey or its successor terminates her employment with or without cause or she is constructively discharged within the 18 months before or after a change of control. The amounts payable to her upon a change of control are subject to reduction, to the extent that any amount payable to her under her employment agreement, together with other payments and benefits received by her, if any, would be deemed an excess parachute payment under the Internal Revenue Code. She will also be entitled to receive life, health and disability insurance for two years following the effective date of her termination.

        Mr. Waddock's agreement provides that, in the event that Mr. Waddock is terminated without cause, or if he terminates due to constructive discharge, or due to his disability or death, he or his beneficiary will receive a severance payment equal to the sum of his applicable annual base salary plus the amount of his most recent performance bonus and the value of contributions under tax-qualified retirement plans (other than elective deferrals to the 401(k) Plan) for the calendar year immediately preceding the year of his termination. He will be entitled to receive reimbursement for up to 12 months of COBRA continuation health coverage, so long as he remains eligible to receive such continuation coverage. Under Mr. Waddock's employment agreement, he will be entitled to receive two times his severance payment, if within one year after a change in control (a) he terminates his employment as a result of constructive discharge, or (b) First Busey or its successor terminates his employment without cause. The amounts payable to him upon a change of control are subject to reduction, to the extent that any amount payable to him under his employment agreement, together with other payments and benefits received by him, if any, would be deemed an excess parachute payment under the Internal Revenue Code. He will also be entitled to receive reimbursement for up to 24 months of COBRA continuation health coverage, so long as he remains eligible to receive such continuation coverage.

 EXECUTIVE MANAGEMENT COMPENSATION AND SUCCESSION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2009, the following individuals served as members of the Executive Management Compensation and Succession Committee: Joseph M. Ambrose (Chairman), David J. Downey, David L. Ikenberry, and August C. Meyer, Jr. None of these individuals has ever served as an officer or employee of the Company or any of our subsidiaries or has any relationships with the Company or any of our subsidiaries requiring disclosure under "Certain Relationships and Related Person Transactions" below, with the exception of Mr. Meyer, who has a relationship with a company that is involved in two leases with First Busey. The Executive Management Compensation and Succession Committee members have no interlocking relationships requiring disclosure under the rules of the Securities and Exchange Commission.

PROPOSAL 2:
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

Overview

        Our board of directors has unanimously approved, subject to stockholder approval, an amendment to our Articles of Incorporation that would increase the authorized number of shares of common stock from 100,000,000 to 200,000,000. Under our existing Articles of Incorporation, as amended, we are authorized to issue 100,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of the record date, March 26, 2010, 66,360,892 shares of common stock were issued and outstanding. An additional 1,592,755 shares of common stock are reserved for issuance pursuant to issued and outstanding stock options, 300,000 shares are reserved for future issuance pursuant to our stock option plans, and 573,833 shares are reserved for issuance pursuant to the warrant issued by us to the U.S. Treasury as part of the Capital Purchase Program. Only 31,112,500 shares of common stock remain available for issuance, and if Proposal 3 and Proposal 4 are approved, an additional 4,500,000 shares of common stock will be reserved for issuance pursuant to the First Busey Corporation 2010 Equity Incentive Plan and the First Busey Corporation Employee Stock Purchase Plan, which would result in only 26,912,520 shares of common stock remaining available for issuance. Our board desires to have flexibility in the future to, among other things, raise capital from time to time without further stockholder approval and issue shares of our common stock in connection with one or more acquisitions, and therefore has determined that it is advisable and in the best interests of our stockholders to amend our Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

Proposed Amendment to Our Articles of Incorporation

        If the proposed amendment is approved by our stockholders, Paragraph A of Article IV of our Articles of Incorporation will be amended to read as follows:

          "A.    Classes and Number of Shares.    The total number of shares of all classes of stock the Corporation shall have authority to issue is 201,000,000 shares. The classes and the aggregate number of shares of stock of each class which the Corporation shall have authority to issue are as follows:

    1.
    200,000,000 shares of Common Stock, $0.001 par value per share.

    2.
    1,000,000 shares of Preferred Stock, $0.001 par value per share."

        If the amendment is adopted, it will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which we expect to occur following stockholder approval of the proposal. If the proposal is not approved by our stockholders, no amendment with respect to an increase in the number of authorized shares of common stock will be filed with the Secretary of State of the State of Nevada and the proposal will not be implemented.

Purpose of the Proposed Amendment

        The board believes that the increase in the number of authorized common shares is advisable and in the best interests of First Busey and our stockholders for several reasons. The increase in the number of authorized common shares would permit the board to issue stock without further stockholder approval and thus provide First Busey with maximum flexibility in: maintaining or increasing our capital levels, including our regulatory capital in the event that the bank regulators require us to raise additional capital; structuring capital-raising transactions; participating in acquisitions, including FDIC-assisted acquisitions of troubled institutions, joint ventures and strategic alliances; and for other corporate purposes. We may consider, for example, issuing additional equity to replace or restructure some or all of the investment we have received from the U.S. Department of the

Treasury. Approval of this proposal would enable us to respond promptly to, and take advantage of, market conditions and other favorable opportunities without incurring the delay and expense associated with calling a special stockholders' meeting to approve a contemplated stock issuance. Our management and board believe it is in the best interests of First Busey and our stockholders to have the flexibility provided by an increase in the number of authorized common shares.

        As of the date of this proxy statement, we do not have any immediate plans, understandings, agreements or commitments to issue additional shares of common stock for any purposes. However, we also review and evaluate potential capital raising activities, strategic transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of the Company and our stockholders and the additional shares authorized may be used for these purposes from time to time in the future as the Board may deem necessary.

Effect of the Proposed Amendment

        The additional shares of common stock for which we are seeking authorization would be a part of the existing class of our common stock and, if and when issued, would have the same rights and privileges as the shares of common stock that are currently outstanding. The additional shares would not (and the shares of common stock presently outstanding do not) entitle the holders thereof to preemptive or cumulative voting rights. Approval of an amendment authorizing additional shares of common stock will not cause any change or dilution to the rights of existing holders of our common stock, unless and until such time as any shares of common stock are actually issued. The degree of any dilution that would occur following the issuance of additional shares of stock would depend upon the number of shares of stock that are actually issued in the future, which number cannot be determined at this time. Issuance of a large number of additional voting shares could significantly dilute the voting power of our existing stockholders.

        The issuance of additional shares of common stock could be deemed under certain circumstances to have an anti-takeover effect where, for example, the shares were issued to dilute the equity ownership and corresponding voting power of a stockholder or group of stockholders who may oppose the policies or strategic plan of the our existing management. On this basis, the proposed increase in authorized shares could enable the board to render more difficult or discourage an attempt by another person or entity to obtain control of First Busey.

Potential Impact if Proposed Amendment Is Not Adopted

        If the proposed amendment is not adopted by our stockholders and we are unable to increase our number of authorized shares of common stock, we will have only 31,112,520 shares of common stock remain available for issuance, after taking into account the shares currently outstanding and reserved for other purposes. Furthermore, if Proposal 3 and Proposal 4 are approved, an additional 4,500,000 shares of common stock will be reserved for issuance pursuant to the First Busey Corporation 2010 Equity Incentive Plan and the First Busey Corporation Employee Stock Purchase Plan, which would result in only 26,912,520 shares of common stock remaining available for issuance. This limited number of available shares could restrict our ability to raise capital, take advantage of financing techniques that receive favorable treatment from regulatory agencies and credit rating agencies, or participate in acquisitions, including FDIC-assisted acquisitions of troubled institutions. Without sufficient shares of common stock to issue in financing transactions and acquisitions with little or no delay, we may be unable to take full advantage of changing market conditions that will best position First Busey to remain strong through these challenging economic conditions.

Required Stockholder Vote for Approval of the Proposal

        If a quorum is present and voting at the annual meeting, the affirmative vote of the majority of the outstanding shares of our common stock is required for the approval of the proposed amendment to our Articles of Incorporation. Abstaining from voting on this proposal or failing to attend and vote at the annual meeting, either in person or by proxy, will have the same effect as voting against the proposal. Broker non-votes will also have the same effect as voting against the proposal.

Board Recommendation

        The board of directors recommends that you vote your shares "FOR" the approval of the proposed amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 200,000,000.

PROPOSAL 3:
APPROVAL OF FIRST BUSEY'S 2010 EQUITY INCENTIVE PLAN

Overview

        The board of directors unanimously adopted and approved the First Busey Corporation 2010 Equity Incentive Plan (the "2010 Equity Plan") on March 16, 2010, and is submitting the 2010 Equity Plan to stockholders for their adoption and approval at the 2010 Annual Meeting. A summary of the material provisions of the 2010 Equity Plan is set forth below. A copy of the 2010 Equity Plan is included with this proxy statement as Appendix A.

        The 2010 Equity Plan was established by the board of directors to coordinate First Busey's prior stockholder-approved equity-based plans to provide for uniformity of future awards and ease of administration. First Busey's equity-based compensation program is currently operated under the Main Street Trust, Inc. 2000 Equity Incentive Plan and the First Busey Corporation 2004 Stock Option Plan, which we refer to as the prior plans. Upon approval of the 2010 Equity Plan by our stockholders, the prior plans will be frozen with respect to new awards. As such, if the 2010 Equity Plan is approved by our stockholders, no further awards will be made under the two prior plans.

        The 2010 Equity Plan will be administered by the board of directors, or by our Executive Management Compensation and Succession Committee, which will select award recipients from the eligible participants, determine the types of awards to be granted, and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.

        The number and types of awards to be made pursuant to the 2010 Equity Plan is subject to the discretion of our board of directors and is not determinable at this time.

Reasons for the 2010 Equity Incentive Plan

        As noted above, the 2010 Equity Plan was established by the board of directors to coordinate First Busey's two stockholder-approved equity-based plans to provide for uniformity of future awards and ease of administration. The 2010 Equity Plan is intended to promote the long-term financial success of the company, attract, retain and reward persons who can and do contribute to such success, and further align the participants' interests with those of our stockholders.

        The board of directors believes that First Busey's interests are best advanced by providing an incentive for the efforts of employees, officers, non-employee directors and other service providers, in each case who are selected to be participants, to continue working toward and contributing to the success and progress of First Busey. The board of directors believes that our ability to grant equity-based awards is an important component in our effort to effectively compete for and appropriately motivate and reward key talent.

Plan Summary

  General

        The 2010 Equity Plan incorporates a broad variety of cash-based and equity-based incentive compensation elements to provide the board of directors with significant flexibility to appropriately address the requirements and limitations of recently applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the 2010 Equity Plan and stockholder interests.

        Subject to permitted adjustments for certain corporate transactions, the maximum number of shares that may be delivered to participants, or their beneficiaries, under the 2010 Equity Plan is 4,000,000 shares of First Busey common stock. To the extent that any shares of stock covered by an award (including stock awards) under the 2010 Equity Plan, or the prior plans, are forfeited or are not delivered for any reason, including because the award is forfeited, canceled, settled in cash or shares are withheld to satisfy tax withholding requirements, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery and will again become available for usage under the 2010 Equity Plan. With respect to stock appreciation rights, or SARs, that are settled in stock, only actual shares delivered shall be counted for purposes of these limitations. If any option granted under the 2010 Equity Plan is exercised by tendering shares of stock, only the number of shares of stock issued net of the shares of stock tendered shall be counted for purposes of these limitations.

        The 2010 Equity Plan's effective date will be May 19, 2010, subject to approval by our stockholders. If approved, the 2010 Equity Plan will continue in effect until terminated by the board of directors; provided that no awards may be granted under the 2010 Equity Plan after the ten-year anniversary of the effective date. Any awards that are outstanding after the tenth anniversary of the effective date will remain subject to the terms of the 2010 Equity Plan.

        The following additional limits apply to awards under the 2010 Equity Plan:

  •
  the maximum number of shares of stock that may be covered by options or SARs that are intended to be "performance-based compensation" which are granted to any one participant during any calendar year is 400,000 shares;

  •
  the maximum number of shares of stock that may be covered by stock awards that are intended to be "performance-based compensation" which are granted to any one participant during any calendar year is 200,000 shares; and

  •
  the maximum dollar amount of cash incentive awards or cash-settled stock awards intended to be "performance-based compensation" payable to any one participant with respect to any calendar year shall equal $1,000,000.

        The board of directors may use shares of stock available under the 2010 Equity Plan as an alternative or replacement of existing awards under the 2010 Equity Plan or a prior plan, or as the form of payment for grants or rights earned or due under any compensation plans or arrangements of the company or a subsidiary, including the plans and arrangements of the Company or a subsidiary assumed in business combinations or other equity incentive plan of First Busey or any subsidiary.

        In the event of a corporate transaction involving our stock (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect an award's status as "performance-based compensation" under Section 162(m) of the Internal Revenue Code (the "Code"); provided that the board of directors may adjust awards, or prevent the automatic adjustment of awards, to preserve the benefits or potential benefits of the awards.

        Except as provided by the board of the directors, awards granted under the 2010 Equity Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code and ERISA. The board of directors has the discretion to permit the transfer of awards under the 2010 Equity Plan; provided that such transfers are limited to immediate family members of participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and provided that such transfers are not made for consideration to the participant.

  Eligibility

        Selected employees and directors of, and service providers to, the Company or our subsidiaries are eligible to become participants in the 2010 Equity Plan, except that non-employees may not be granted incentive stock options. The board of directors will determine the specific individuals who will be granted awards under the 2010 Equity Plan and the type and amount of any such awards.

  Options

        The board of directors may grant an incentive stock option or non-qualified stock option to purchase stock at a specified exercise price. Each award must be pursuant to an award agreement setting forth the terms and conditions of the individual award. Awards of stock options expire no later than ten years from the date of grant (and no later than five years from the date of grant in the case of a 10% stockholder with respect to an incentive stock option).

        The exercise price for an option may not be less than the fair market value of First Busey common stock on the date the option is granted or, if greater, the par value of a share of stock; provided that in the case of an award of an incentive stock option to a person that beneficially owns 10% or more of our common stock at the time of grant, the exercise price of such incentive stock option may not be less than 110% of the fair market value of the stock on the date the option is granted or, if greater, the par value of a share of stock. The exercise price of an option may, however, be higher or lower than the fair market value for an option granted in replacement of an existing award held by an employee, director or service provider of a third party that is acquired by First Busey or one of our subsidiaries. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to First Busey as consideration for the grant of a replacement option with a lower exercise price, except as approved by our stockholders, as adjusted for corporate transactions described above, or in the case of options granted in replacement of existing awards granted under a predecessor plan.

        Options awarded under the 2010 Equity Plan will be exercisable in accordance with the terms established by the board of directors. Any incentive stock option granted under the 2010 Equity Plan that fails to continue to qualify as an incentive stock option will be deemed to be a non-qualified stock option and the board of directors may unilaterally modify any incentive stock option to disqualify it as an incentive stock option. The full purchase price of each share of stock purchased upon the exercise of any option must be paid at the time of exercise of an option. Except as otherwise determined by the board of directors, the purchase price of an option may be paid: in cash; by personal, certified or cashiers' check; in shares of First Busey common stock (valued at fair market value as of the day of exercise) either via attestation or actual delivery; by net exercise such that, without the payment of any funds, the net number of shares of stock received is equal in value to the number of shares of stock as to which the option is being exercised, multiplied by a fraction, the numerator of which is the fair market value less the exercise price, and the denominator of which is such fair market value; by other property deemed acceptable by the board; by irrevocably authorizing a third party to sell shares of First Busey common stock and remit a sufficient portion of the proceeds to First Busey to satisfy the exercise price; or in any combination of the foregoing methods deemed acceptable by the board.

  Stock Appreciation Rights

        SARs entitle the participant to receive cash or stock equal in value to, or based on the value of, the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the board of directors. Except as described below, the exercise price for an SAR may not be less than the fair market value of the stock on the date the SAR is granted, provided that the exercise price may be higher or lower than fair market value for a SAR granted in replacement of an existing award held by an employee, director or service provider of a third party that is acquired by First Busey or one of its subsidiaries, or for SARs granted under a prior plan. SARs will be exercisable in accordance with the terms established by the board of directors.

  Stock Awards

        A stock award is a grant of shares of First Busey common stock or a right to receive shares of First Busey common stock, an equivalent amount of cash or a combination thereof in the future. Such awards may include, but are not to be limited to, bonus shares, stock units, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the board of directors. The specific performance measures, performance objectives or period of service requirements are set by the board of directors in its discretion. All such awards may be subject to acceleration of vesting, to the extent permitted by the board of directors, including, but not limited to, the event of the participant's death, disability, retirement, or involuntary termination or due to a change in control.

  Cash Incentive Awards

        A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool (or First Busey's common stock having a value equivalent to the cash otherwise payable) that is contingent on the achievement of performance objectives established by the board of directors. The board of directors may grant cash incentive awards (including the right to receive payment of cash or First Busey common stock having the value equivalent to the cash otherwise payable) that may be contingent on achievement of a participant's performance objectives over a specified period established by the board of directors. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the board of directors.

  Forfeiture

        Unless specifically provided to the contrary in the applicable award agreement, if a participant's service is terminated for cause, any outstanding award held by such participant will be forfeited immediately and such participant will have no further rights under the award.

  Section 162(m) of the Code

        A U.S. income tax deduction for First Busey will generally be unavailable for annual compensation in excess of $1 million paid to any of our four most highly compensated officers (including our Chief Executive Officer). However, amounts that constitute "performance-based compensation" are not counted toward the $1 million limit. It is expected that, generally, options and SARs granted under the 2010 Equity Plan will satisfy the requirements for "performance-based compensation." The board of directors may designate whether any stock awards or cash incentive awards being granted to any participant are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such awards designated as intended to be "performance-based compensation" will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Code.

        As a result of our participation in the U.S. Treasury's Capital Purchase Program, we agreed to be subject to the amendments to Section 162(m) of the Code which limits the deductibility of compensation for certain employees to $500,000 per year.

        The performance measures that may be used for such awards shall be based on any one or more of the following Company, subsidiary, operating unit or division performance measures as selected by our board of directors: earnings (e.g., earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; loan and lease losses; expense management; economic value added; stock price; book value; overhead; assets; achievement of balance sheet or income statement objectives; and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. Additionally, in establishing the performance measures, the board of directors may provide for the inclusion or exclusion of certain items.

  Change in Control

        Unless otherwise provided in an award agreement, upon the occurrence of a change in control, all outstanding stock options and SARs held by a participant who is employed by, or providing services to, First Busey or our subsidiaries at the time of such change in control will become fully exercisable and all stock awards or cash incentive awards will be fully earned and vested. For purposes of the 2010 Equity Plan, a "change in control" is generally deemed to occur when: (i) any person acquires more than 50% of the combined voting power of the then outstanding voting stock of First Busey, except that the acquisition of such an interest by a benefit plan sponsored by First Busey or a corporate restructuring in which another member of First Busey's controlled group acquires such an interest will not be a change in control for purposes of the 2010 Equity Plan; (ii) a majority of the board members serving as of the 2010 Equity Plan's effective date no longer constitute a majority of the board of directors; (iii) First Busey combines or merges with another company and, immediately after the combination, the stockholders of First Busey immediately prior to the combination hold, directly or indirectly, 50% or less of the voting stock of the resulting company; or (iv) the complete liquidation or dissolution or an agreement for the disposition of all or substantially all of the assets of First Busey. In the event an award made under the 2010 Equity Plan constitutes "deferred compensation" for purposes of Section 409A of the Code, and the settlement or distribution of an award are triggered by a change in control, then such settlement or distribution shall be subject to the event constituting the change in control also constituting a "change in the ownership" or "change in the effective control" of First Busey, as permitted under Section 409A of the Code.

  Amendment and Termination

        The board of directors of First Busey may at any time amend or terminate the 2010 Equity Plan or any award granted under the 2010 Equity Plan, provided that no amendment or termination may impair the rights of any participant without the participant's written consent. The board of directors may not amend the 2010 Equity Plan to materially increase the original number of securities which may be issued under the 2010 Equity Plan (other than as provided in the 2010 Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2010 Equity Plan without approval of our stockholders. Notwithstanding the foregoing, the board of directors may amend the 2010 Equity Plan at any time, retroactively or otherwise, to insure that the 2010 Equity Plan complies with current or future law without stockholder approval, and the board of directors may unilaterally amend the 2010 Equity Plan and any outstanding award, without participant consent, in order to avoid the application of, or to comply with, Section 409A of the Code and its applicable regulations and guidance.

U.S. Federal Income Tax Treatment

        The following is a brief summary of First Busey's understanding of the U.S. federal income tax consequences to First Busey and to participants subject to U.S. taxation with respect to the 2010 Equity Incentive Plan.

  Non-Qualified Stock Options

        The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and First Busey will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

  Incentive Stock Options

        The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of First Busey or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

        The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

        If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

        If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (i) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and First Busey will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

  Stock Appreciation Rights

        The grant of a SAR will not result in taxable income to the participant. Upon exercise of a SAR, the fair market value of shares received will be taxable to the participant as ordinary income and First Busey will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

  Stock Awards

        A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a "substantial risk of forfeiture" for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and First Busey will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and First Busey will be entitled to a corresponding deduction.

  Cash Incentive Awards

        A participant who has been granted a cash incentive award will not realize taxable income at the time of grant, provided that no cash is actually paid at the time of grant. Upon the payment of any cash in satisfaction of the cash incentive award, the participant will realize ordinary income in an amount equal to the cash award received and First Busey will be entitled to a corresponding deduction.

  Withholding of Taxes

        First Busey may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the board of directors, participants may have shares withheld from awards or may tender previously owned shares to First Busey to satisfy tax withholding requirements. The shares withheld from awards may only be used to satisfy First Busey's minimum statutory withholding obligation.

  Change in Control

        Any acceleration of the vesting or payment of awards under the 2010 Equity Plan in the event of a change in control of First Busey may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the participant to a 20% excise tax and preclude deduction by First Busey.

        The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change. The discussion is a summary only, does not purport to be a complete description of the U.S. income tax aspects of the 2010 Equity Plan and does not constitute tax advice. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2010 Equity Plan. We recommend that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Required Stockholder Vote for Approval of the Proposal

        If a quorum is present and voting at the annual meeting, the affirmative vote of a majority of the votes cast is required for the adoption and approval of the 2010 Equity Incentive Plan. Abstentions are deemed to be votes cast and thereby have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast and thereby do not affect the outcome of the voting on the proposal.

Board Recommendation

        The board of directors recommends that you vote your shares "FOR" the adoption and approval of the 2010 Equity Incentive Plan.

PROPOSAL 4:
APPROVAL OF FIRST BUSEY'S EMPLOYEE STOCK PURCHASE PLAN

Overview

        The board of directors unanimously adopted and approved the First Busey Corporation Employee Stock Purchase Plan (the "ESPP") on March 16, 2010, and is submitting the ESPP to stockholders for their adoption and approval at the 2010 Annual Meeting. A summary of the material provisions of the ESPP is set forth below. A copy of the ESPP is included in this proxy statement as Appendix B.

        The ESPP provides employees the right to withhold a percentage of their compensation to be used to purchase shares of First Busey's common stock. The ESPP will become effective on January 1, 2011, subject to approval by the stockholders and, if approved, will continue in effect until terminated (as discussed in more detail below). We do not currently have an employee stock purchase plan in place. The ESPP provides the Company discretion in settling eligibility requirements and benefits under the ESPP. It has not yet been determined what the eligibility requirements or the benefits will be under the ESPP.

Reasons for the Employee Stock Purchase Plan

        The board of directors believes that First Busey's interests are best advanced by aligning stockholder and employee interests. The ESPP is intended to provide First Busey's eligible employees with an opportunity to participate in First Busey's success by permitting them to acquire an ownership interest in First Busey through periodic payroll deductions that will be applied toward the purchase of shares of First Busey common stock at a discount from the market price.

        The board of directors believes the opportunity to participate in First Busey's success and to acquire an ownership interest in First Busey at a discount from the market price will help First Busey compete for and appropriately motivate and reward all of its employees. It is in the long-term interest of both First Busey and its stockholders to strengthen First Busey's ability to attract, motivate and retain employees, to provide additional incentive for employees through stock ownership to improve First Busey's financial performance, and to strengthen the mutuality of interest between First Busey's employees and stockholders.

Plan Summary

  General

        The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. The ESPP provides that it will be administered by a committee comprised of two or more members of the board who are both non-employee, disinterested directors, as these terms are used in Rule 16b-3 of the Exchange Act. The Executive Management Compensation and Succession Committee initially will administer the ESPP. The committee has the authority to: (i) establish or change the duration of any offering period; (ii) limit or increase the frequency and/or number of changes in the amounts withheld during an offering period; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with amounts withheld from the participant's compensation; (iv) delegate all or any portion of its responsibilities or powers under the ESPP to persons selected by it; (v) establish new terms with respect to the shares under the ESPP; and (vi) establish other limitations or procedures as it determines that are consistent with the administration of the ESPP.

        The maximum number of shares subject to the ESPP include (i) five hundred thousand (500,000) shares that are reserved for the issuance and purchase under the ESPP and (ii) the shares currently authorized buy unissued, or currently held or, to the extent permitted by applicable law, subsequently acquired by First Busey as treasury shares, including shares purchased in the open market or in private transactions.

        Eligible employees may elect to participate in the ESPP each year (the "Offering Period") by submitting an enrollment form to First Busey by a specified date. This form will specify the percentage of compensation the participant desires to have withheld to be used to purchase Company stock. Each participant's payroll deduction will be credited to a payroll deduction account. These amounts are assets of First Busey and may be used by First Busey for any corporate purpose. No interest shall accrue or be paid on amounts credited to a payroll deduction account. On the last day of the Offering Period, each participant shall be deemed to have exercised rights under the ESPP to purchase shares of First Busey's common stock. The number of shares each participant is deemed to have purchased is determined by dividing the current balance of the participant's payroll deduction account by the purchase price as determined by the method establish by the committee prior to the being of the Offering Period. The committee may establish the purchase price using any of the following standards:

  •
  the fair market value on the grant date;

  •
  the fair market value on the investment date;

  •
  the lower of the fair market value on the grant date or the investment date; or

  •
  a pre-established percentage of any of the foregoing (but in no event less than 85% of the fair market value).

        Unless modified by the committee, the purchase price will be 95% of the fair market value on the grant date.

        The following additional limits apply to the shares purchased under the ESPP:

  •
  unless otherwise provided by the committee, the maximum number of shares that may be purchased in any offering period is 1,000 shares

  •
  for shares that are listed on any recognized national securities exchange, the board may require either (i) that the a registration statement under the Securities Act of 1933, with respect to such shares, to be effective; or (ii) that the participant represents at the time of purchase that the participant's intention to purchase the shares is for investment only and not for resale or distribution;

  •
  unless otherwise provided by the committee such shares are not transferable by a participant for 12 months from the date of purchase; and

  •
  fractional shares will not be distributed if the participant requests the shares be certificated and distributed.

        Unless otherwise provided by the committee, in the event of a change to the capitalization or the stock of First Busey, the number and kind of securities underling each participant's right to purchase shares under the ESPP will automatically be adjusted to reflect such event. Such adjustment will not change the total price for the participant's option to purchase the shares, but will include an adjustment in the price of the shares, to the extent consistent with Section 424 of the Code.

  Eligibility

        The committee shall establish, within the constraints of Section 423 of the Code, the eligibility requirements for participation in the ESPP. Eligible employees may participate in the ESPP beginning on January 1 of each year, unless modified by the committee, following the date on which the employee has been employed. The committee may change the eligibility criteria for any plan year, in advance of such plan year, provided that such criterion is permissible under Code Section 423.

  Amendment and Termination

        The board may at any time amend the ESPP, provided that no amendment may retroactively impair or otherwise adversely affect any participant's rights to accrued benefits under the ESPP.

        The board may also terminate the ESPP at any time. If not terminated by the board, the ESPP will terminate on the earlier of: (i) the date on which there are no additional shares reserved under the ESPP for issuance to participants; or (ii) December 31, 2021. Upon termination, First Busey will refund each participant any payroll deductions credited to their payroll deduction account, without interest.

U.S. Federal Income Tax Consequences

        The following is a brief summary of First Busey's understanding of the U.S. federal income tax consequences to First Busey and to participants subject to U.S. taxation with respect to the ESPP.

        In general, a participant will not recognize taxable income upon enrolling in the ESPP or upon purchasing shares of First Busey common stock at the end of an offering period. If the participant disposes of shares purchased pursuant to the ESPP more than two years from the entry date (as defined in the ESPP) and more than one year from the date on which the shares were purchased, then the participant will recognize taxable income in an amount equal to the lesser of: (i) excess of the fair market value of the stock on the date of sale over the price at which the participant purchased the common stock; or (ii) the excess of the fair market value of the stock at the time the option was granted over the purchase price.

        Any gain on the disposition in excess of the amount treated as ordinary income will be capital gain. First Busey is not entitled to take a deduction for the amount of the discount in circumstances indicated above.

        If the participant disposes of shares purchased pursuant to the ESPP within two years after his or her entry date into the plan or within one year after the purchase date, the employee will recognize ordinary income on the excess, if any, of the fair market value of the stock on the purchase date over the purchase price. Any difference between the sale price of the shares and the fair market value on the purchase date will be capital gain or loss. First Busey is entitled to a deduction from income equal to the amount the employee is required to report as ordinary compensation income.

        The foregoing discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change. The discussion is a summary only, does not purport to be a complete description of the U.S. income tax aspects of the ESPP and does not constitute tax advice. A participant may also be subject to state and local taxes in connection with the grant of awards under the ESPP. We recommend that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Required Stockholder Vote for Approval of the Proposal

        If a quorum is present and voting at the annual meeting, the affirmative vote of a majority of the votes cast is required for the adoption and approval of the ESPP. Abstentions are deemed to be votes cast and thereby have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast and thereby do not affect the outcome of the voting on the proposal.

Board Recommendation

        The board of directors recommends that you vote your shares "FOR" the adoption and approval of the ESPP.

PROPOSAL 5:
NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION

        The Emergency Economic Stabilization Act of 2008 ("ESSA"), includes a provision requiring TARP Capital Purchase Program participants, during the period in which any obligation arising from assistance provided under the program remains outstanding, to permit a separate stockholder vote to approve the compensation of executives as disclosed pursuant to the compensation rules of the Securities and Exchange Commission. The Securities and Exchange Commission recently promulgated rules implementing this requirement. This requirement applies to any proxy, consent, or authorization for an annual or other meeting of the participant's stockholders. Pursuant to the rules, the stockholder vote is not binding on the board of directors and may not be construed as overruling any decision by the participant's board of directors.

        As described in more detail in the "Compensation Discussion and Analysis" section of this proxy statement, the overall objectives of First Busey's compensation programs have been to align executive officer compensation with the success of meeting long-term strategic operating and financial goals. The board of directors believes our compensation policies and procedures achieve this objective and therefore recommend stockholders vote "FOR" the proposal.

        Accordingly, because we became a participant in the TARP Capital Purchase Program on March 6, 2009, the following resolution is submitted for stockholder approval:

RESOLVED, that First Busey's stockholders approve its executive compensation as described in the section captioned "Compensation Discussion and Analysis" and the tabular disclosure regarding named executive officer compensation under "Executive Compensation" contained in First Busey's proxy statement for the 2010 annual meeting.

        Your vote is advisory and will not be binding upon the board of directors. However, the Executive Management Compensation and Succession Committee will take into account the outcome of the vote when considering future compensation arrangements.

Board Recommendation

        The board recommends that stockholders vote "FOR" approval of the compensation of First Busey's named executive officers, as described in this proxy statement in the section captioned "Compensation Discussion and Analysis" and the tabular disclosure in the section captioned "Compensation of Named Executive Officers" and the related footnotes following such tables.

AUDIT AND RELATED FEES

        During the period covering the fiscal years ended December 31, 2009 and 2008, McGladrey & Pullen LLP and RSM McGladrey, Inc. performed the following professional services for First Busey for which we paid the following amounts:

	2009	% of Total Fees	2008	% of Total Fees
Audit Fees(1)	$505,150	91.9%	$437,400	83.0%
Audit-Related Fees(2)	11,500	2.1%	28,600	5.4%
Tax Fees(3)	33,000	6.0%	60,878	11.6%
All Other Fees	—	—	—	—
Total Fees	$549,650		$526,878

(1)
Audit fees consist of fees for professional services rendered for the integrated audit of First Busey's consolidated financial statements and review of First Busey's quarterly reports on Form 10-Q, annual report on Form 10-K and related proxy statement and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements such as Forms S-3 and S-4 and related comfort letters.

(2)
Audit-related fees are principally for professional services rendered for consultation on accounting related issues and agreed upon procedures for the trust department.

(3)
Tax services fees consist of compliance fees for the preparation of original federal and state tax returns, claims for refunds and tax planning services. Fees for 2008 also include the final federal and state tax return for Main Street Trust, Inc.

        A representative of McGladrey & Pullen, LLP is expected to be present at the 2010 Annual Meeting of Stockholders and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. We expect to appoint McGladrey & Pullen, LLP as our independent registered public accounting firm for 2010 upon review and approval of an engagement letter by the Audit Committee.

Audit Committee Pre-Approval Policy

        Generally, the Audit Committee requires pre-approval of any services to be provided by First Busey's auditors, McGladrey & Pullen, LLP, and First Busey's tax accountants, RSM McGladrey, Inc., (an affiliate of McGladrey & Pullen, LLP) to First Busey or any of its affiliates. Additionally, the Audit Committee also pre-approves other services related to Sarbanes-Oxley compliance, tax and accounting services provided by other third parties. The pre-approval procedures include the designation of such pre-approval responsibility to one individual on the Audit Committee, which is Mr. Leister.

        In 2009, the Audit Committee pre-approved all audit services which consisted of professional services rendered for the audit of our consolidated financial statements and internal control over financial reporting in accordance with Sarbanes-Oxley Section 404, review of financial statements included in our quarterly reports on Form 10-Q and services normally provided by the independent auditor in connection with statutory and regulatory filings. Pre-approved services also included audit-related agreed-upon procedures performed for our trust company subsidiary. Pre-approved tax services were related to the preparation of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice. There were no other services that were required to be pre-approved by the committee.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        In January 2007, the board adopted a policy for review, approval and monitoring of transactions involving First Busey and "related persons" (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of our outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant Securities and Exchange Commission rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect interest).

        Under the policy, the Audit Committee is responsible for reviewing and approving all reportable transactions with any related persons. In considering the transaction, the Audit Committee will take into account all relevant factors, including whether the transaction is on terms comparable to those available to an unaffiliated third party. In connection with any approval or ratification of a transaction, the Audit Committee will also determine whether any such transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer. The board has delegated to the chairman of the Audit Committee the authority to pre-approve or ratify any transaction with a related person up to $120,000. The policy also provides that transactions involving competitive bids, the rendering of services by a regulated entity, and certain ordinary course of business banking transactions shall be deemed to be pre-approved by the Audit Committee.

        Additionally, Busey Bank has, and may be expected to have in the future, banking transactions in the ordinary course of business with directors, director nominees, executive officers and holders of five percent or more of First Busey's common stock, their immediate families and their affiliated companies. These transactions have been and will be on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons. These transactions have not involved and will not involve more than the normal risk of collectibility or any other unfavorable features. In addition to these loans, Busey Bank may make loans to officers of First Busey's subsidiaries who are not executive officers of First Busey.

        During 2009, Mr. Knox, a director of First Busey, and an attorney with Tummelson Bryan & Knox, LLP, Urbana, Illinois, provided legal and certain consulting services to First Busey. We paid $123,000 in fees to Tummelson Bryan & Knox, LLP for such services during 2009.

        First Busey is also a party to a lease with Midwest Television, Inc., of which Mr. Meyer is the Chairman and his daughter is the President and a controlling stockholder. Lease payments were approximately $86,000 in 2009. Additionally, First Busey is a party to another lease with an entity in which Midwest Television is a 50% partner. The aggregate payments made by First Busey pursuant to that lease were approximately $400,000 in 2009. We believe that the terms of these leases are no less favorable to First Busey or its subsidiaries than would have been obtained from non-affiliated parties and that the leases do not prevent Mr. Meyer from being deemed to be an independent director.

        Our directors and executive officers and their associates were customers of, and had transactions with, First Busey and our subsidiaries, including Busey Bank, in the ordinary course of business during 2009. Additional transactions may be expected to take place in the future. In the opinion of management, all outstanding loans, commitments to loan, transaction in repurchase agreements, certificates of deposit and depository relationships, were in the ordinary course of business and were made on substantially the same terms, including interest rates, collateral and repayment terms on the extension of credit, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present unfavorable features. All such loans are approved by Busey Bank's board of directors in accordance with bank regulatory requirements. Additionally, the Audit Committee considers other non-lending transactions between a director and First Busey or its subsidiaries to ensure that such transactions do not affect a director's independence.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table discloses the number of outstanding options, warrants and rights granted by First Busey to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans as of December 31, 2009. The table provides this information separately for equity compensation plans that have and have not been approved by security holders. Additional information regarding stock option plans is presented in Note 18—Stock Incentive Plans in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2009, which has been provided together with this proxy statement.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	1,592,755	$16.12	300,000
Equity compensation plans not approved by stockholders	—	—	—
Total	1,592,755	$16.12	300,000

        In conjunction with our September 2009 common stock offering, we reduced the number of securities remaining for future issuance under equity compensation plans to 300,000 shares.

OTHER BUSINESS

        As of the date hereof, there is no business to be transacted at the 2010 Annual Meeting other than that referred to in the Notice of Annual Meeting of Stockholders and it is not anticipated that other matters will be brought before the Annual Meeting. If, however, other matters should properly be brought before the Annual Meeting, it is intended that the proxy holders may vote or act in accordance with our board's recommendation on such matters.

ANNUAL REPORT AND FINANCIAL STATEMENTS; OTHER INFORMATION

        A copy of our Annual Report on Form 10-K for the year ended December 31, 2009, which includes our financial statements as of and for the year ended December 31, 2009, accompanies this proxy statement.

        If you would like a copy of our corporate governance guidelines, board committee charters or our code of business standards and ethics, we will send you one without charge. Please write to:

Ms. Mary E. Lakey
Corporate Secretary
First Busey Corporation
100 W. University Avenue
Champaign, IL 61820

*    *    *    *    *

ALL STOCKHOLDERS ARE URGED TO SIGN AND MAIL THEIR PROXIES PROMPTLY

APPENDIX A

FIRST BUSEY CORPORATION

2010 EQUITY INCENTIVE PLAN

Article 1
GENERAL

        Section 1.1    Purpose, Effective Date and Term.    The purpose of this FIRST BUSEY CORPORATION 2010 EQUITY INCENTIVE PLAN (the "Plan") is to coordinate the Company's three stockholder approved equity-based plans under one plan to provide for uniformity of future awards and ease of administration. The Plan is intended to promote the long-term financial success of FIRST BUSEY CORPORATION, a Nevada corporation (the "Company"), and any Subsidiary by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company's stockholders. The "Effective Date" of the Plan is May 19, 2010, subject to approval of the Plan by the Company's stockholders. The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

        Section 1.2    Administration.    The authority to control and manage the operation of the Plan shall be vested in a committee of the Company's Board of Directors (the "Committee"), in accordance with Section 5.1.

        Section 1.3    Participation.    Each employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a "Participant" in the Plan. Awards under the Plan shall be limited to employees and Directors of, and service providers to, the Company or any Subsidiary; provided, however, that an award (other than an award of an ISO) may be granted to an individual prior to the date on which he or she first performs services as an employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.

        Section 1.4    Definitions.    Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

Article 2
AWARDS

        Section 2.1    General.    Any award under the Plan may be granted singularly, in combination with another award (or awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant. Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.6, an award may be granted as an alternative to or replacement of an existing award under (i) the Plan; (ii) any other plan of the Company or any Subsidiary; (iii) any Prior Plan; or (iv) as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of awards that may be granted under the Plan include:

        (a)    Stock Options.    A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any option may be either an incentive stock option (an "ISO") that is intended to satisfy the requirements applicable to an "incentive stock option" described in Code Section 422(b) or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the ten-year anniversary of the earlier of the Effective Date or stockholder approval of the Plan; or (ii) granted to a non-employee. Unless otherwise specifically provided by its terms, any option granted under the Plan shall be a non-qualified option. Any ISO granted under this Plan that does not qualify as an ISO for any reason shall be deemed to be a non-qualified option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.

        (b)    Stock Appreciation Rights.    A stock appreciation right (an "SAR") is a right to receive, in cash, Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee.

        (c)    Stock Awards.    A stock award is a grant of shares of Stock or a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future. Such awards may include, but shall not be limited to, bonus shares, stock units, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the Committee.

        (d)    Cash Incentive Awards.    A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool (or Stock having a value equivalent to the cash otherwise payable) that is contingent on the achievement of performance objectives established by the Committee.

        Section 2.2    Exercise of Options and SARs.    An option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall an option or SAR expire later than ten (10) years after the date of its grant (five (5) years in the case of a 10% Stockholder with respect to an ISO). The "Exercise Price" of each option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant in the case of a 10% Stockholder; further, provided, that, to the extent permitted under Code Section 409A, the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an employee, Director or service provider granted under a Prior Plan or by an acquired entity. The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) with respect to options, payment through a net exercise such that, without the payment of any funds, the Participant may exercise the option and receive the net number of shares of Stock equal in value to (i) the number of shares of Stock as to which the option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value (on such date as is determined by the Committee) less the Exercise Price, and the denominator of which is such Fair Market Value (the number of net shares of Stock to be received shall be rounded down to the nearest whole number of shares of Stock); (d) by personal, certified or cashiers' check; (e) by other property deemed acceptable by the Committee; or (f) by any combination thereof.

        Section 2.3    Performance-Based Compensation.    Any award under the Plan which is intended to be "performance-based compensation" within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m).

        (a)    Performance Measures.    Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; loan and lease losses; expense management; economic value added; stock price; book value; overhead; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; interest sensitivity gap levels, regulatory compliance, improvement of financial rating, achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan.

        (b)    Partial Achievement.    The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant's individual limitations as set forth in Section 3.3.

        (c)    Extraordinary Items.    In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management's Discussion and Analysis section of the Company's annual report: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

        (d)    Adjustments.    Pursuant to this Section 2.3, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or any Subsidiary conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

        Section 2.4    Dividends and Dividend Equivalents.    Any award under the Plan may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Stock subject to the award, which payments may be either made currently or credited to an account for the Participant, may be settled in cash or Stock and may be subject to restrictions similar to the underlying award.

        Section 2.5    Deferred Compensation.    If any award would be considered "deferred compensation" as defined under Code Section 409A ("Deferred Compensation"), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.5 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant's acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

        Section 2.6    Repricing of Awards.    Except for adjustments pursuant to Section 3.4 (relating to the adjustment of shares), and reductions of the Exercise Price approved by the Company's stockholders, the Exercise Price for any outstanding option or SAR may not be decreased after the date of grant nor may an outstanding option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a replacement option or SAR with a lower exercise price.

        Section 2.7    Forfeiture of Awards.    Unless specifically provided to the contrary in an Award Agreement, upon notification of Termination of Service for Cause, any outstanding award, whether vested or unvested, held by a Participant shall terminate immediately, the award shall be forfeited and the Participant shall have no further rights thereunder.

Article 3
SHARES SUBJECT TO PLAN

        Section 3.1    Available Shares.    The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

        Section 3.2    Share Limitations.

        (a)    Share Reserve.    Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries in the aggregate under the Plan shall be four million (4,000,000) shares of Stock (all of which may be granted as ISOs to the extent that such shares are granted under the Plan). As of the date of stockholder approval, no further awards shall be granted pursuant to the Prior Plans. The aggregate number of shares available for grant under this Plan (including the number that may be granted as ISOs and as awards other than options and SARs) and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

        (b)    Reuse of Shares.    To the extent any shares of Stock covered by an award (including stock awards), under the Plan are forfeited or are not delivered to a Participant or beneficiary for any reason, including because the award is forfeited, canceled or settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan and shall again become eligible for issuance under the Plan. Any shares of Stock that are covered under the terms of a Prior Plan award which would otherwise become available for reuse under the terms of a Prior Plan shall instead become available for issuance under the Plan. With respect to SARs that are settled in Stock, only actual shares delivered shall be counted for purposes of these limitations. If the Exercise Price of any option granted under the Plan is satisfied by tendering shares of Stock to the Company (whether by actual delivery or by attestation and whether or not such surrendered shares were acquired pursuant to any award granted under the Plan), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for issuance under the Plan.

        Section 3.3    Limitations on Grants to Individuals.    With respect to awards, the following limitations shall be applicable:

        (a)    Options and SARs.    The maximum number of shares of Stock that may be subject to options or SARs granted to any one Participant during any calendar year and are intended to be "performance-based compensation" (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be 400,000. For purposes of this Section 3.3(a), if an option is in tandem with an SAR, such that the exercise of the option or SAR with respect to a share of Stock cancels the tandem SAR or option right, respectively, with respect to such share, the tandem option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3(a).

        (b)    Stock Awards.    The maximum number of shares of Stock that may be subject to stock awards described under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be "performance-based compensation" (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be 200,000.

        (c)    Cash Incentive Awards and Stock Awards Settled in Cash.    The maximum dollar amount that may be payable to a Participant pursuant to cash incentive awards described under Section 2.1(d) or cash-settled stock awards under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be performance-based compensation (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be $1,000,000.

        (d)    Dividend, Dividend Equivalents and Earnings.    For purposes of determining whether an award is intended to be qualified as performance-based compensation under the foregoing limitations of this Section 3.3, (i) the right to receive dividends and dividend equivalents with respect to any award which is not yet vested shall be treated as a separate award, and (ii) if the delivery of any shares or cash under an award is deferred, any earnings, including dividends and dividend equivalents, shall be disregarded.

        (e)    Partial Performance.    Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate dollar value and/or number of shares less than the maximum dollar value and/or number of shares that could be paid or awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum dollar value and/or number of shares over the aggregate dollar value and/or number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the maximum dollar value and/or the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as "performance-based compensation" (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to Section 3.4 hereof.

        Section 3.4    Corporate Transactions.    To the extent permitted under Section 409A, to the extent applicable, in the event of a corporate transaction involving the Company or the shares of Stock of the Company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), all outstanding awards under the Plan and the Prior Plans, the number of shares reserved for issuance under the Plan and the Prior Plans under Section 3.2 and each of the specified limitations set forth in Section 3.3 shall automatically be adjusted to proportionately and uniformly reflect such transaction (but only to the extent that such adjustment will not affect the status of an award intended to qualify as "performance-based compensation" under Code Section 162(m), if applicable); provided, however, that the Committee may otherwise adjust awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the awards and the Plan. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding awards; (iii) adjustment of the Exercise Price of outstanding options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include, (A) replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (B) cancellation of the award in return for cash payment of the current value of the award, determined as though the award were fully vested at the time of payment, provided that in the case of an option or SAR, the amount of such payment shall be the excess of the value of the Stock subject to the option or SAR at the time of the transaction over the Exercise Price; provided, that no such payment shall be required in consideration for the cancellation of the award if the Exercise Price is greater than the value of the Stock at the time of such corporate transaction or event).

        Section 3.5    Delivery of Shares.    Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

        (a)    Compliance with Applicable Laws.    Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

        (b)    Certificates.    To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

Article 4
CHANGE IN CONTROL

        Section 4.1    Consequence of a Change in Control.    Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or in the terms of any Award Agreement:

        (a)   At the time of a Change in Control, all options and SARs then held by the Participant shall become fully exercisable immediately upon the Change in Control (subject to the expiration provisions otherwise applicable to the option or SAR).

        (b)   At the time of a Change in Control, all stock awards described in Section 2.1(c) or cash incentive awards described in Section 2.1(d) shall be fully earned and vested immediately upon the Change in Control.

        Section 4.2    Definition of Change in Control.    For purposes of the Plan, "Change in Control" shall mean in the case of a Participant with a then-current written Employment or Change in Control Agreement, the definition of Change in Control set forth in the Employment or Change in Control Agreement. For all other Participants, a Change in Control shall be deemed to have occurred if:

        (a)   The date of the consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company; or

        (b)   The date that the individuals who, as of the date hereof, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of this Plan, be considered as a member of the Board; or

        (c)   The date of the consummation by the Company of (i) a merger or consolidation if the stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation, in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation or (ii) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the consolidated assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the Company of a Subsidiary or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company immediately prior to such acquisition.

        In the event that any award under the Plan constitutes Deferred Compensation, and the settlement of, or distribution of benefits under such award is to be triggered by a Change in Control, then such settlement or distribution shall be subject to the event constituting the Change in Control also constituting a "change in the ownership" or "change in the effective control" of the Company, as permitted under Code Section 409A.

Article 5
COMMITTEE

        Section 5.1    Administration.    The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Article 5. The Committee shall be selected by the Board, provided that the Committee shall consist of two (2) or more members of the Board, each of whom are both a "non-employee director" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and an "outside director" (within the meaning of Code Section 162(m)). Subject to applicable stock exchange rules, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        Section 5.2    Powers of Committee.    The Committee's administration of the Plan shall be subject to the following:

        (a)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company's and any Subsidiary's employees, Directors and service providers those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, (subject to the restrictions imposed by Article 6) to cancel or suspend awards and to reduce or eliminate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

        (b)   Notwithstanding anything in the Plan to the contrary, in the event that the Committee determines that it is advisable to grant awards which shall not qualify for the exception for performance-based compensation from the tax deductibility limitations of Section 162(m) of the Code, the Committee may make such grants or awards, or may amend the Plan to provide for such grants or awards, without satisfying the requirements of Section 162(m) of the Code.

        (c)   The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

        (d)   The Committee will have the authority to define terms not otherwise defined herein.

        (e)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

        (f)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company and applicable state corporate law.

        Section 5.3    Delegation by Committee.    Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not "outside directors" within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either: (i) not then "covered employees," within the meaning of Code Section 162(m) and are not expected to be "covered employees" at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

        Section 5.4    Information to be Furnished to Committee.    As may be permitted by applicable law, the Company and any Subsidiary shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and any Subsidiary as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

        Section 5.5    Expenses and Liabilities.    All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan or any Award Agreement shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Plan. The Company, and its officers and Directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

Article 6
AMENDMENT AND TERMINATION

        Section 6.1    General.    The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.5, Section 3.4 and Section 6.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company's stockholders.

        Section 6.2    Amendment to Conform to Law.    Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A). By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.5 to any award granted under this Plan without further consideration or action.

Article 7
GENERAL TERMS

        Section 7.1    No Implied Rights.

        (a)    No Rights to Specific Assets.    Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

        (b)    No Contractual Right to Employment or Future Awards.    The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

        (c)    No Rights as a Stockholder.    Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

        Section 7.2    Transferability.    Except as otherwise provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. The Committee shall have the discretion to permit the transfer of awards under the plan; provided, however, that such transfers shall be limited to immediate family members of participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

        Section 7.3    Designation of Beneficiaries.    A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation ("Beneficiary Designation"). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

        Section 7.4    Non-Exclusivity.    Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock, stock options or other equity awards otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

        Section 7.5    Award Agreement.    Each award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.

        Section 7.6    Form and Time of Elections.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

        Section 7.7    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

        Section 7.8    Tax Withholding.    All distributions under the Plan are subject to withholding of all applicable taxes and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied: (a) through cash payment by the Participant; (b) through the surrender of shares of Stock which the Participant already owns; or (c) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such shares under clause (c) may not be used to satisfy more than the Company's minimum statutory withholding obligation.

        Section 7.9    Action by Company or Subsidiary.    Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

        Section 7.10    Successors.    All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

        Section 7.11    Indemnification.    To the fullest extent permitted by law, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        Section 7.12    No Fractional Shares.    Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash, Stock or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        Section 7.13    Governing Law.    The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws, except as superseded by applicable federal law.

        Section 7.14    Benefits Under Other Plans.    Except as otherwise provided by the Committee, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant's benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant's employer. The term "Qualified Retirement Plan" means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

        Section 7.15    Validity.    If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

        Section 7.16    Notice.    Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, or any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at the address set forth below:

  First Busey Corporation
  100 West University
  Champaign, IL 61820
  Fax: 217-365-4879

        Such notices, demands, claims and other communications shall be deemed given:

        (a)   in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

        (b)   in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

        (c)   in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company's senior human resource officer and Corporate Secretary.

Article 8
DEFINED TERMS; CONSTRUCTION

        Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

        (a)   "10% Stockholder" means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

        (b)   "Award Agreement" means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.

        (c)   "Board" means the Board of Directors of the Company.

        (d)   If the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for "cause," then, for purposes of this Plan, the term "Cause" shall have meaning set forth in such agreement. In the absence of such a definition, "Cause" means (1) any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or Subsidiary, or (2) willful violation of any law, rule or regulation in connection with the performance of a Participant's duties (other than traffic violations or similar offenses), or (3) with respect to any employee of the Company or Subsidiary, commission of any act of moral turpitude or conviction of a felony, or (4) the willful or negligent failure of the Participant to perform his duties in any material respect.

        (e)   "Change in Control" has the meaning ascribed to it in Section 4.2.

        (f)    "Code" means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

        (g)   "Code Section 409A" means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.

        (h)   "Committee" means the Committee acting under Article 5.

        (i)    "Director" means a member of the board of directors of the Company or a Subsidiary.

        (j)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        (k)   "Exercise Price" means the price established with respect to an option or SAR pursuant to Section 2.2.

        (l)    "Fair Market Value" shall, on any date, mean the officially-quoted closing selling price of the shares on such date on the principal national securities exchange on which such shares are listed or admitted to trading (including the New York Stock Exchange, Nasdaq Stock Market, Inc. or such other market or exchange in which such prices are regularly quoted) or, if there have been no sales with respect to shares on such date, or if the shares are not so listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Code Sections 422 and 409A.

        (m)  "ISO" has the meaning ascribed to it in Section 2.1(a).

        (n)   "Participant" means any individual who has received, and currently holds, an outstanding award under the Plan.

        (o)   "Prior Plans" means collectively the Main Street Trust, Inc. 2000 Equity Incentive Plan and the First Busey Corporation 2004 Stock Option Plan.

        (p)   "Securities Act" means the Securities Act of 1933, as amended from time to time.

        (q)   "SAR" has the meaning ascribed to it in Section 2.1(b).

        (r)   "Stock" means the common stock of the Company, $.001 par value per share.

        (s)   "Subsidiary" means any corporation, affiliate or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

        (t)    "Termination of Service" means the first day occurring on or after a grant date on which the Participant ceases to be an employee of, or service provider to (which, for purposes of this definition, includes Directors), the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

            (i)  The Participant's cessation as an employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

           (ii)  The Participant's cessation as an employee or service provider shall not be deemed to occur by reason of the Participant's being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant's services.

          (iii)  If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant's Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

          (iv)  A service provider whose services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides services requested by the Company or any Subsidiary (as determined by the Committee).

           (v)  Unless otherwise provided by the Committee, an employee who ceases to be an employee, but becomes or remains a Director, or a Director who ceases to be a Director, but becomes or remains an employee, shall not be deemed to have incurred a Termination of Service.

          (vi)  Notwithstanding the forgoing, in the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner not to be inconsistent with the definition of "Separation from Service" as defined under Code Section 409A.

        (u)   "Voting Securities" means any securities which ordinarily possess the power to vote in the election of Directors without the happening of any pre-condition or contingency.

        Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

        (a)   actions permitted under this Plan may be taken at any time and from time to time in the actor's reasonable discretion;

        (b)   references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

        (c)   in computing periods from a specified date to a later specified date, the words "from" and "commencing on" (and the like) mean "from and including," and the words "to," "until" and "ending on" (and the like) mean "to, but excluding";

        (d)   references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

        (e)   indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company;

        (f)    "including" means "including, but not limited to";

        (g)   all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

        (h)   all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

        (i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

        (j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

        (k)   all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

APPENDIX B

FIRST BUSEY CORPORATION

EMPLOYEE STOCK PURCHASE PLAN
(Effective January 1, 2011)

        Section 1.    Purpose of the Plan

        The purpose of the FIRST BUSEY CORPORATION EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is to secure for FIRST BUSEY CORPORATION (the "Company") and its Related Corporations and its stockholders the benefits of the incentive inherent in the ownership of common stock by Employees. The Plan is intended to comply with the provisions of Code Section 423 and shall be administered, interpreted and construed in accordance with such provisions.

        Section 2.    Eligibility

        Each eligible Employee shall be eligible to participate in the Plan beginning on the Entry Date coincident with or next following the date on which the Employee has been employed. The Committee shall retain the right to change the eligibility criteria for any Plan Year, in advance of such Plan Year, provided such criteria are permissible under Code Section 423.

        Section 3.    Participation and Payroll Deductions

        (a)    Enrollment.    Each Employee may elect to participate in the Plan for an Offering Period by completing an enrollment form prescribed by the Committee and returning it to the Company on or before the date specified by the Committee, which date shall precede the Employee's Entry Date. Each Employee shall be advised before the beginning of each Offering Period of the method of determining the purchase price under Section 4.

        (b)    Amount of Deduction.    The enrollment form may specify a payroll deduction amount based on a percentage of Compensation, which shall be withheld from the Participant's regular paychecks, which may include bonus paychecks, for an Offering Period. The Committee, in its sole discretion, may establish limitations, by number of shares or by dollar amount, on the maximum level of participation for any Offering Period. The Committee in its sole discretion may authorize payment in respect of any Option exercised hereunder by personal check. Unless otherwise specified by the Committee in advance of an Offering Period, the maximum number of Shares which may be purchased by any Participant during any Offering Period shall be 6,000.

        (c)    Payroll Deduction Accounts.    Each Participant's payroll deduction shall be credited, as soon as practicable following the relevant pay date within an applicable Offering Period, to a Payroll Deduction Account, pending the purchase of Shares in accordance with the provisions of the Plan. All such amounts shall be assets of the Company and may be used by the Company for any corporate purpose. No interest shall accrue or be paid on amounts credited to a Payroll Deduction Account.

        (d)    Subsequent Offering Periods.    Unless otherwise specified prior to the beginning of any Plan Year on an enrollment form prescribed by the Committee, a Participant shall be deemed to have elected to participate in each Offering Period within a Plan Year and for each subsequent Plan Year (and subsequent Offering Periods) for which the Participant is eligible to the same extent and in the same manner as at the end of the prior Offering Period based on the election form on file with the Company for such prior Offering Period.

        (e)    Change in Participation.

            (i)  A Participant may cease participation in an Offering Period under the Plan by completing and filing the form prescribed by the Committee with the Company at least fifteen (15) days prior to the end of such Offering Period. Such cessation will become effective as soon as practicable following receipt of such form by the Company, whereupon no further payroll deductions will be made and the Company shall pay to such Participant an amount equal to the balance in the Participant's Payroll Deduction Account as soon as practicable thereafter without interest. To the extent then eligible, any Participant who ceased to participate may elect to participate again prior to any subsequent Entry Date.

           (ii)  Unless otherwise provided by the Committee, at any time during an Offering Period (but not more than once in any calendar quarter) a Participant may increase or decrease the percentage of Compensation subject to payroll deduction within the limits provided in Section 3(b) above and Section 4(b) below, by filing the form prescribed by the Committee with the Company. Such increase or decrease shall become effective with the first pay period following receipt of such form to which it may be practicably applied.

          (iii)  Notwithstanding anything contained herein to the contrary, if the Committee determines under Section 4 to change the Purchase Price, each Participant shall be advised in advance of the effective date of such change and afforded the opportunity to make a change in participation under Section 3(e)(i) or Section 3(e)(ii) before such change in the Purchase Price takes effect.

        Section 4.    Offerings and Purchase Price

        (a)    Maximum Number of Shares.    The Committee will implement the Plan by making offerings of Shares on each Grant Date until the maximum number of Shares available under the Plan have been issued pursuant to the exercise of Options.

        (b)    Exercise of Options.    Subject to Section 4(d) , on each Investment Date, each Participant shall be deemed, subject to Section 4(e), without any further action, to have exercised rights under the Plan to purchase the number of Shares determined by dividing the current balance of the Participant's Payroll Deduction Account through such date by the Purchase Price (as determined in Section 4(c) below).

        (c)   In advance of any Offering Period, the Committee shall establish the method for determining the Purchase Price. The Committee may establish the Purchase Price using any of the following standards:

            (i)  the Fair Market Value on the Grant Date;

           (ii)  the Fair Market Value on the Investment Date;

          (iii)  the lower of the Fair Market Value on the Grant Date or Investment Date; or

          (iv)  a pre-established percentage of any of the foregoing (but in no event less than eighty-five percent (85%) of the Fair Market Value).

        As of the Effective Date, and until otherwise modified by the Committee, consistent with this paragraph (c), the Purchase Price shall be based upon ninety five percent (95%) of the Fair Market Value on the Investment Date.

        (d)    Oversubscription of Shares.    If the total number of Shares for which Options are exercised on any Investment Date exceeds the maximum number of Shares available under the Plan, the Company shall make a proportionate allocation among the Participants of the Shares available for delivery and distribution in as nearly a uniform manner as shall be practicable.

        (e)    Limitations on Grant and Exercise of Options.

            (i)  No Option granted under this Plan shall permit a Participant to purchase Shares under all employee stock purchase plans (as defined under Code Section 423(b)) of the Company at a rate which, in the aggregate, exceeds $25,000 of the Fair Market Value of such Shares (determined at the time the Option is granted) for each calendar year in which the Option is outstanding at any time.

           (ii)  No Employee who would own immediately after the Option is granted Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares of the Company (a "5% Owner") shall be granted an Option. For purposes of determining whether an Employee is a 5% Owner, the rules of Code Section 424(d) shall apply in determining the Share ownership of an individual and Shares which the Employee may purchase under outstanding Options shall be treated as Shares owned by the Employee.

          (iii)  To comply with the foregoing limitation, the Company unilaterally may decrease a Participant's payroll deduction at any time during an Offering Period.

        Section 5.    Distributions of Shares

        (a)    Distributions of Shares.    As soon as practicable following an Investment Date, Shares deemed purchased pursuant to Section 4(b) shall be distributed to the Participant in a manner determined by the Committee.

        (b)    Termination of Employment.    If a Participant ceases for any reason during an Offering Period to be an Employee, the balance of the Participant's Payroll Deduction Account shall be refunded as soon as practicable to the Participant or, in the event of the Participant's death, to the Participant's estate without interest. Notwithstanding the foregoing, if the Participant's termination is due to Retirement occurring in the last three (3) months of an Offering Period, the Participant's Payroll Deductions shall remain in the Plan (subject to withdrawal rights under Section 3(e)(i)) and used to purchase Shares as if still employed on the Investment Date.

        Section 6.    Rights as a Stockholder

        When a Participant purchases Shares pursuant to the Plan, the Participant shall have all of the rights and privileges of a stockholder of the Company with respect to the Shares so purchased or credited, whether or not certificates representing such Shares shall have been issued.

        Section 7.    Options Not Transferable

        Options granted under the Plan are not transferable by a Participant, except by will or the laws of descent and distribution, and are exercisable during the Participant's lifetime only by the Participant.

        Section 8.    Common Stock

        (a)    Reserved Shares.    Subject to the provisions of Section 9 relating to adjustments upon changes in the Company's stock, there shall be reserved for the issuance and purchase under the Plan an aggregate of five hundred thousand (500,000) Shares. Shares subject to the Plan shall be Shares currently authorized but unissued, or currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including Shares purchased in the open market or in private transactions.

        (b)    Restrictions on Exercise.    In its sole discretion, the Board may require as conditions to the exercise of any Option that Shares reserved for issuance upon the exercise of an Option shall have been duly listed on any recognized national securities exchange, and that either a registration statement under the Securities Act of 1933, as amended, with respect to said Shares shall be effective, or the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is the Participant's intention to purchase the Shares for investment only and not for resale or distribution.

        (c)    Restriction on Sale.    Unless otherwise provided by the Committee, Shares purchased under the Plan shall not be transferable by a Participant for a period of twelve (12) months immediately following the Investment Date on which such Shares were purchased.

        (d)    Registration of Shares.    Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Treasurer of the Company prior to the Investment Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

        (e)    Fractional Shares.    Unless otherwise provided by the Committee, fractional Shares will not be credited to a Participants' account if the amount of payroll deductions accumulated during any given Offering Period is not equally divisible by the Purchase Price for that Offering Period.

        Section 9.    Adjustment Upon Changes In Capitalization

        (a)   Subject to any required action by the Company or its stockholders, and subject to the provisions of applicable corporate law, if during an Offering Period the outstanding Shares increase or decrease or change into or are exchanged for a different number or kind of security or are otherwise affected by reason of any recapitalization, reclassification, stock split, reverse stock split, combination of Shares, exchange of Shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such Shares occurs without the Company's receiving consideration therefore (any of which being referred to as a "Capitalization Event"), there shall automatically be made, unless otherwise provided by the Committee, a proportionate and appropriate adjustment in the number and kind of securities underlying Options, so that the proportionate interest of each Participant immediately following such event will, to the extent practicable, be the same as immediately before such event. Any such adjustment to Options will not change the total price with respect to Option or other securities underlying the Participant's election, but will include a corresponding proportionate adjustment in the price of the Share, to the extent consistent with Code Section 424.

        (b)   Upon the occurrence of a Capitalization Event, there shall automatically be made, unless otherwise determined by the Committee, a commensurate change to the maximum number and kind of Shares provided in Section 8.

        (c)   Except as expressly provided by this Section 9, no issuance by the Company of any of its securities of any kind, including securities convertible into shares of any class of stock, will affect, and no adjustment by reason thereof will be made with respect to, the number of Shares subject to any Options or the price to be paid for stock under the terms of the Plan. The grant of an Option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

        (d)   Upon a sale of all or substantially all of the assets of the Company, or the consolidation or merger of the Company with or into another corporation, subject to the Board's right under Section 11 to terminate the Plan, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a parent or Related Corporation of the successor or purchasing corporation. If the successor or purchasing corporation refuses to assume or substitute options for the Options under the Plan, the Offering Period then in progress shall be shortened by setting a new Investment Date (the "New Investment Date"). The New Investment Date shall be any date occurring before the effective date of the Company's proposed sale or merger. The Board shall notify each Participant in writing, at least ten (10) business days prior to the New Investment Date, that the Investment Date for the Participant's Option has been changed to the New Investment Date and that the Participant's Option shall be exercised automatically on the New Investment Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 3 hereof.

        Section 10.    Administration

        (a)    Appointment.    The Plan shall be administered by the Committee provided that the Committee shall be comprised solely of at least two (2) non-employee, disinterested directors appointed by the Board. A disinterested director is any member of the Board who is a "Non-Employee Director" within the meaning of paragraph (b)(3)(i) of Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3").

        (b)    Authority.    The Committee has full authority and discretion to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan (including rules and regulations deemed necessary to comply with the requirements of Code Section 423). The Committee will have final and binding authority to: (i) establish and/or change the duration of any Offering Period; (ii) limit or increase the frequency and/or number of changes in the amounts withheld during an Offering Period; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each Participant properly correspond with amounts withheld from the Participant's Compensation; (iv) delegate its functions to officers or employees of the Company or other persons; (v) establish additional terms and conditions with respect to the purchase of Shares under the Plan; and (vi) establish such other limitations or procedures as it determines in its sole discretion advisable and consistent with the administration of the Plan. The Committee shall take any of the foregoing actions that are necessary to assure the continued availability of the exemption provided in Rule 16b-3. If and to the extent required by Rule 16b-3 or any successor exemption under which the Committee believes it is appropriate for the Plan to qualify, the Committee may restrict a Participant's ability to participate in the Plan or sell any Shares received under the Plan for such period as the Committee deems appropriate or may impose such other conditions in connection with participation or distributions under the Plan as the Committee deems appropriate.

        (c)    Duties of Committee.    The Committee shall establish and maintain records of the Plan and of each Payroll Deduction Account established for any Participant hereunder.

        (d)    Plan Expenses.    The Company shall pay the fees and expenses of accountants, counsel, agents and other personnel and all other costs of administration of the Plan.

        (e)    Indemnification.    The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

        Section 11.    Amendment and Termination

        (a)    Amendment.    Subject to the provisions of Code Section 423, the Board may amend the Plan in any respect; provided, however, that the Plan may not be amended in any manner that will retroactively impair or otherwise adversely affect in any material manner the rights of any Participant to benefits under the Plan which have accrued prior to the date of such action.

        (b)    Adjustments Due to Financial Accounting.    If the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including:

            (i)  altering the Purchase Price for any Offering Period, including an Offering Period underway at the time of the change in Purchase Price;

           (ii)  shortening any Offering Period so that the Offering Period ends on any other Investment Date, including an Offering Period underway at the time of the Board action; and

          (iii)  allocating Shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

        (c)    Termination.    The Plan will terminate on the earlier of: (i) the date on which there are no additional Shares reserved under the Plan for issuance to Participants; or (ii) the tenth (10th) anniversary of the Effective Date. In addition, the Plan may be terminated at any time, in the sole discretion of the Board. In the event of Plan termination, the Company shall refund to each Participant the amount of payroll deductions credited to their Payroll Deduction Account as soon as practicable following the effective date of such termination without interest.

        Section 12.    Effective Date

        The Plan was adopted by the Board with an Effective Date of January 1, 2011, subject to approval by the holders of the majority of Shares present and represented at an annual or special meeting of the stockholders held within twelve (12) months of the date the Plan is adopted. The Plan shall not become effective unless so approved.

        Section 13.    Governmental and Other Regulations

        The Plan and the grant and exercise of Options to purchase Shares hereunder, and the Company's obligations to sell and deliver Shares upon the exercise of Options to purchase Shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as, in the opinion of counsel to the Company, may be required.

        Section 14.    No Implied Rights

        (a)    No Rights to Specific Assets.    Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Related Corporation, including any specific funds, assets, or other property which the Company or any Related Corporation, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Related Corporation, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Related Corporation shall be sufficient to pay any benefits to any Participant.

        (b)    No Contractual Right to Employment or Future Awards.    The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Related Corporation or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Option under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

        Section 15.    Withholding

        As a condition to receiving Shares under the Plan, the Company may require the Participant to make a cash payment to the Company of, or the Company may withhold from any Shares distributable under the Plan, an amount necessary to satisfy all federal, state, local or other taxes as may be required to be withheld in respect of such payments pursuant to any law or governmental regulation or ruling.

        Section 16.    Offsets

        To the extent permitted by law, the Company shall have the absolute right to withhold any amounts payable to any Participant under the terms of the Plan to the extent of any amount owed for any reason by such Participant to the Company and to set off and apply the amounts so withheld to payment of any such amounts owed to the Company, whether or not such amounts shall then be immediately due and payable and in such order or priority as among such amounts owed as the Committee, in its sole discretion, shall determine.

        Section 17.    Notices, Etc.

        All elections, designations, requests, notices, instructions and other communications from a Participant to the Committee or the Company required or permitted under the Plan shall be in such form as is prescribed from time to time by the Committee, shall be mailed by first-class mail or delivered to such location as shall be specified by the Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof at such location.

        Section 18.    Effect of Plan

        The provisions of the Plan shall be binding upon, and inure to the benefit of, all successors of the Company and each Participant, including such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

        Section 19.    Governing Law

        The Plan, all awards granted hereunder and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws, except as superseded by applicable federal law.

        Section 20.    Defined Terms

        When used herein, the following terms shall have the following meanings:

        (a)   "Board" shall mean the Board of Directors of the Company.

        (b)   "Code" shall mean the Internal Revenue Code of 1986, and any amendments thereto.

        (c)   "Committee" shall mean the committee acting under Section 10.

        (d)   "Compensation" unless otherwise provided by the Committee, shall mean "compensation" as defined under the First Busey Corporation Profit Sharing Plan and Trust for purposes of non-discretionary employer contributions.

        (e)   "Effective Date" shall mean January 1, 2011.

        (f)    "Employee" shall mean an employee of an Employer.

        (g)   "Employer" shall mean the Company or any Related Corporation, unless otherwise determined by the Company.

        (h)   "Entry Date" shall mean the first day of each Plan Year.

        (i)    "Fair Market Value" shall, on any date, mean the officially-quoted closing selling price of the shares on such date on the principal national securities exchange on which such shares are listed or admitted to trading (including the New York Stock Exchange, Nasdaq Stock Market, Inc. or such other market or exchange in which such prices are regularly quoted) or, if there have been no sales with respect to shares on such date, or if the shares are not so listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Code Sections 422 and 409A.

        (j)    "Grant Date" shall mean the first day of each Offering Period, or such other date as may be determined by the Committee in its sole discretion.

        (k)   "Investment Date" shall mean the last day of each Offering Period, or such other date as may be determined by the Committee in its sole discretion.

        (l)    "Offering Period" shall mean the period of twelve (12) months starting on January 1 of each year and ending on December 31 of each year or any other shorter period(s) within a Plan Year as may be determined by the Committee in its sole discretion from time to time.

        (m)  "Participant" shall mean an Employee who has met the requirements of Section 2 and has properly elected to participate in the Plan pursuant to Section 3.

        (n)   "Payroll Deduction Account" shall mean the bookkeeping account established by the Company pursuant to Section 3 for each Participant.

        (o)   "Option" shall mean the right of a Participant to acquire Shares pursuant to the terms of the Plan.

        (p)   "Plan Year" shall mean January 1 through December 31 of each year.

        (q)   "Purchase Price" shall mean the price per Share as determined pursuant to Section 4(c).

        (r)   "Related Corporation" shall mean a corporation which would be a parent or subsidiary corporation with respect to the Company as defined in Code Section 424(e) or (f).

        (s)   "Retirement" shall mean the Participant's termination on or after the date the Participant reaches the age of fifty nine and one half (59 1/2), as approved by the Committee.

        (t)    "Share" shall mean a share of the Company's common stock, par value $.001 per share.

        Section 21.    Construction

        In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

        (a)   actions permitted under this Plan may be taken at any time and from time to time in the actor's reasonable discretion;

        (b)   references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

        (c)   in computing periods from a specified date to a later specified date, the words "from" and "commencing on" (and the like) mean "from and including," and the words "to," "until" and "ending on" (and the like) mean "to, but excluding";

        (d)   references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

        (e)   indications of time of day mean Central Standard Time;

        (f)    "including" means "including, but not limited to";

        (g)   all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

        (h)   all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

        (i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

        (j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

        (k)   all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles as consistently applied in the United States of America.

PROXY – FIRST BUSEY CORPORATION

I, the undersigned stockholder of First Busey Corporation (the “Company”), having received notice of the Annual Meeting of Stockholders, do hereby nominate, constitute and appoint, each of Tom Berns and Tom Brown, my true and lawful attorney and proxy, each with full power of substitution, for me and in my name, place and stead to vote all of the shares of common stock, $.001 par value (“Common Stock”) of the Company standing in my name on its books on March 26, 2010, at the Annual Meeting of Stockholders of the Company, to be held at Busey Bank, 100 W. University Ave., Champaign, Illinois, on May 19, 2010 at 6:30 p.m., central time, and at any postponement or adjournment thereof, with all powers the undersigned would possess if personally present, as follows:

1.                                       ☐ FOR all nominees listed below to serve as directors of the Company until the next Annual Meeting of Stockholders (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY to vote for all nominees indicated below:

☐ Joseph M. Ambrose	☐David J. Downey	☐Van A. Dukeman
☐David L. Ikenberry	☐E. Phillips Knox	☐V.B. Leister, Jr.
☐Gregory B. Lykins	☐August C. Meyer, Jr.	☐Douglas C. Mills
☐George T. Shapland

2.                                       To approve an amendment to our Articles of Incorporation increasing the number of authorized shares of common stock from 100,000,000 to 200,000,000.

☐For	☐Against	☐Abstain

3.                                       To approve the First Busey Corporation 2010 Equity Incentive Plan.

☐For	☐Against	☐Abstain

4.                                       To approve the First Busey Corporation Employee Stock Purchase Plan.

☐For	☐Against	☐Abstain

5.                                       To approve a non-binding, advisory proposal on the compensation of our named executive officers, as described in the accompanying proxy statement.

☐For	☐Against	☐Abstain

6.                                       To transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

This proxy will be voted as directed, or if no instructions are given, it will be voted “FOR” election of all proposals.

This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise.

Your vote is important. Accordingly, even if you plan to attend the Annual Meeting, please mark, sign, date and fold this proxy and return to the reply address as supplied on this self-mailing form.  Any previously submitted proxies will not be used at the Annual Meeting.

Signature	Date

Signature	Date

Please sign your name or names exactly as they appear on the stock certificate. Each joint tenant must sign. When signing as attorney, administrator, guardian, executor or trustee or as an officer of a corporation, please give full title. If more than one trustee, all should sign.

If you plan on attending the meeting, please indicate below and return with your proxy ballot.  If you have questions, contact Mary Lakey at 217-365-4556 or e-mail her at mary.lakey@busey.com.

☐ Yes, number attending